UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2011

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Income Strategies
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

■	BALANCED STRATEGY

■	EQUITY GROWTH STRATEGY

■	GROWTH AND INCOME STRATEGY

■	GROWTH STRATEGY

■	INCOME STRATEGIES

■	SATELLITE STRATEGIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	2

Market Review	4

Investment Process	7

Portfolio Management Discussions and Performance Summaries	9

Schedules of Investments	42

Financial Statements	48

Financial Highlights	56

Notes to Financial Statements	68

Report of Independent Registered Public Accounting Firm	86

Other Information	87

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectus.

The Balanced Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Short Duration Government, Goldman Sachs Global Income, Goldman Sachs Core Fixed Income, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Equity Growth Strategy Portfolio invests substantially all of its assets in affiliated domestic and international equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Growth and Income Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, Goldman Sachs Core Fixed Income and Goldman Sachs Global Income Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The Growth Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Income Strategies Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs U.S. Equity Dividend and Premium, Goldman Sachs International Equity Dividend and Premium, Goldman Sachs International Real Estate Securities, Goldman Sachs High Yield, Goldman Sachs Global Income, Goldman Sachs Local Emerging Markets Debt, Goldman Sachs Investment Grade Credit and Goldman Sachs Emerging Markets Debt Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Satellite Strategies Portfolio invests primarily in affiliated fixed income and equity funds (“underlying funds”) which are considered to invest in satellite asset classes. Satellite asset classes are those that have traditionally had low correlations to traditional market exposures such as large capitalization equities and investment grade fixed income. The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio expects to invest relatively significant percentages in the Goldman Sachs Emerging Markets Equity, Goldman Sachs International Small Cap, Goldman Sachs Local Emerging Markets Debt, Goldman Sachs Real Estate Securities, Goldman Sachs International Real Estate Securities, Goldman Sachs High Yield, Goldman Sachs Emerging Markets Debt and Goldman Sachs Commodity Strategy Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign, commodity and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the 12-month period ended December 31, 2011 (the “Reporting Period”).

Investment Process

The Portfolios invest their assets in a strategic mix of underlying funds. We allow strategic targets to shift with their respective market returns but we continue to adjust tactical tilts on a quarterly basis to reflect our latest views. We adjust the overall asset allocation of the Portfolios based on current market conditions and our economic and market forecasts.

Market Review

U.S. equities posted a small gain and international equities overall declined during the Reporting Period.

U.S. stocks, as represented by the Standard & Poor’s® 500 Index (“S&P 500 Index”), started 2011 with the best first quarter in more than a decade, reflecting optimism that the U.S. economy was improving. The S&P 500 Index also rose significantly in the fourth quarter. However, a modest drop during the second quarter and a sharp decline in the third quarter mostly offset these gains. International equities, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (“MSCI EAFE Index”), advanced during the first, second and fourth quarters, but experienced a steep decline in the third quarter as the European sovereign debt crisis worsened and the global economy appeared at risk.

Despite some mixed economic indicators in March and April, U.S. equity performance was strong during the early months of 2011, and stock market volatility, as measured by the VIX (the Chicago Board Options Exchange Market Volatility Index), hit its lowest level since June 2007. While corporate earnings reports were generally robust, a number of companies cautioned that the global economic outlook was still unclear. U.S. stocks also benefitted from investors shifting assets toward developed markets in response to high inflation and geopolitical unrest in many emerging markets countries. The benchmark Brent Crude oil price reached almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across North Africa and the Middle East.

Investor enthusiasm began to wane during March as the European sovereign debt crisis once again took a turn for the worse following an inconclusive Eurozone summit, a further downgrade of Portugal’s debt by Standard & Poor’s to BBB- and news that Greece had failed to meet its deficit targets. In addition, the Japanese equity market suffered a sharp decline during March following a devastating earthquake and tsunami that caused a nuclear power crisis in the country. Japanese production suffered its biggest fall in March since records began to be kept in 1953, and global supply chains were heavily disrupted. The Bank of Japan reduced its growth forecast for the fiscal year by a percentage point to 0.6% on weaker economic data. Brent crude oil prices peaked at $126 per barrel in April and then began to recede on concerns that demand might be slowing.

MARKET REVIEW

Increasing concern over the economy and sovereign debt dominated U.S. and international equity performance during a volatile third quarter. In August, following weeks of political brinksmanship in the U.S. over raising the debt ceiling to avoid default, Standard & Poor’s downgraded U.S. debt one notch from AAA to AA+ for the first time in history, sending a shock through the financial markets. Toward the end of September, equity markets were further shaken by the Federal Reserve Board’s (the “Fed’s”) announcement of a plan for additional monetary easing by attempting to “twist” the yield curve on the grounds of general weakness in the labor market and lackluster consumer spending growth. In addition, the prospect of contagion from a Greek default and the lack of agreement on a solution amongst European leaders weighed on global equity markets during the period.

U.S. and international equities rallied back forcefully in October on the hope of a plan for Europe’s sovereign debt crisis and better prospects for the global economy. An agreement was reached, but on October 31st, the Greek Prime Minister shocked other European leaders and the financial markets by calling for a referendum on the proposal, which could threaten the agreement. As a result, European equities retreated in November. Concern for the fate of the European Monetary Union intensified during November as the Greek and Italian governments were replaced by technocrats, credit conditions tightened for banks, yields on Italian and Spanish government debt hovered near unsustainable levels and Germany had a surprisingly disappointing bond auction. Japanese equities were also weak late in the Reporting Period because of production disruptions from the floods in Thailand and a corporate scandal. Asia ex-Japan equities also retreated late in the year, partially as a result of weakening currencies versus the dollar. Meanwhile, it was reported that the U.S. economy had grown at a 2.5% annual rate in the third quarter, supported by better consumer spending and business investment spending than expected, while many companies reported good earnings results.

In implementing our strategies, we favored equities over fixed income during the first half of the Reporting Period. We grew bearish on both equities and fixed income during the third quarter of 2011 and became bullish on equities in the fourth quarter.

EQUITIES

■ Regional — In general, we were bullish on U.S. equities versus international equities at the beginning of the Reporting Period, growing increasingly bearish until the fourth quarter when we became bullish again because of stronger momentum and more supportive macroeconomic conditions for U.S. stocks. Throughout the Reporting Period, we were bearish on emerging markets equities relative to developed markets equities.

We implemented our country level views within the Goldman Sachs Structured International Equity Fund and the Goldman Sachs Structured Emerging Markets Equity Fund, which served as underlying funds during the Reporting Period. At the end of the Reporting Period, we favored the U.K. and Germany because of attractive valuations and, additionally in the case of the U.K., strong momentum and more supportive macroeconomic conditions. We were bearish on Australia and Switzerland as a result of expensive valuations, less supportive macroeconomic conditions and, additionally in the case of Australia, weak momentum.

MARKET REVIEW

Within emerging markets equities at the end of the Reporting Period, we favored Mexico and India as a result of supportive macroeconomic conditions. We were also bullish on India because of high risk premiums. At the end of the Reporting Period, we were bearish on South Africa and South Korea. Our bearish view on South Africa was due to expensive valuations, low risk premiums and poor investment flows. We were bearish on South Korea because of low risk premiums, poor investment flows and less supportive macroeconomic conditions.

■ Style and Size — Among U.S. equities, we maintained for the first half of the Reporting Period a neutral position through the underlying funds in value stocks versus growth stocks. In our view, the attractive valuations of value stocks were offset by less supportive macroeconomic conditions and lower risk premiums. In the third quarter, we adopted a bullish stance on growth stocks versus value stocks because of less supportive macroeconomic conditions for value stocks. We maintained our bullish view in the fourth quarter due to weak momentum in value stocks.

Through underlying funds, the Portfolios were overweight to U.S. small-cap stocks relative to U.S. large-cap stocks at the beginning of the Reporting Period. However, as we perceived U.S. small-cap stocks becoming relatively expensive, we shifted the Portfolios to an underweight. During the fourth quarter, we moved the Portfolios to a neutral position as supportive macroeconomic conditions for U.S. small-cap stocks were offset by their more expensive valuations relative to U.S. large-cap stocks.

FIXED INCOME

In general, we preferred international fixed income over U.S. fixed income at the beginning of the Reporting Period. During the second quarter, we reversed our view, favoring U.S. bonds over international bonds. We held a neutral view early in the third quarter and grew increasingly bearish on U.S. fixed income in the third and fourth quarters.

Although we were bullish on high yield bonds versus investment grade bonds during the first quarter, we adopted a neutral position during the second quarter. During the third quarter, amid the selloff in riskier asset classes, we became bearish on high yield bonds. We moved the Portfolios to a neutral position in high yield bonds versus investment grade bonds during the fourth quarter.

In the second quarter, we introduced a new tactical decision within our quantitative model: emerging markets debt versus developed markets debt. To express this view, we tactically adjust the Portfolios’ strategic allocations to the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Local Emerging Markets Debt Fund relative to the Portfolios’ strategic allocation to the Goldman Sachs Global Income Fund. We view this new decision as a natural extension of our tactical views, leveraging insights across our fixed income and currency research teams. We believe it will also diversify the Portfolios’ active tactical risk.

In the second quarter, we were bullish on local emerging markets debt (through which the Portfolios gain exposure to local currencies) versus developed markets debt. During the third quarter, we were bullish on developed markets debt versus U.S. dollar-denominated emerging markets debt and local emerging markets debt. In the fourth quarter, we became bullish on U.S. dollar-dominated emerging markets debt versus developed markets debt but remained bearish on local emerging markets debt over developed markets debt.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

What Differentiates Goldman Sachs’
Approach to Asset Allocation?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale:

■	Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 90 professionals with significant academic and practitioner experience.

■	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Portfolio (each, a “Portfolio”). These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team
Each Fund of Funds Portfolio represents a diversified global portfolio on the efficient frontier.* The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team
For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes ten active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

*	Portfolios on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

■ Developed equity country selection	Which international countries are more attractive?
■ Emerging equity country selection	Which emerging market countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed bond selection	Are emerging or developed bonds more attractive?

Mutual Fund Portfolio Management Teams
Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios – Asset Allocation

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Asset Allocation Portfolios’ (the “Portfolios”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of -1.88%, -2.65%, -2.64%, -1.48%, -2.09%, -1.79% and -2.11%, respectively. This compares to the 2.91% cumulative total return of the Fund’s blended benchmark, which is comprised 60% of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”), 20% of the Standard & Poor’s® 500 Index (with dividends reinvested) (“S&P® 500 Index”) and 20% of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”), during the same period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of -7.52%, -8.26%, -8.28%, -7.16%, -7.63%, -7.25% and -7.71%, respectively. This compares to the -4.98% cumulative total return of the Fund’s blended benchmark, which is comprised 50% of the S&P® 500 Index and 50% of the MSCI EAFE Index, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of -3.46%, -4.18%, -4.10%, -3.04%, -3.48%, -3.18% and -3.77%, respectively. This compares to the 0.34% cumulative total return of the Fund’s blended benchmark, which is comprised 40% of the Barclays Capital Index, 30% of the S&P® 500 Index and 30% of the MSCI EAFE Index, during the same period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of -6.08%, -6.82%, -6.77%, -5.69%, -6.18%, -5.85% and -6.39%, respectively. This compares to the -2.30% cumulative total return of the Fund’s blended benchmark, which is comprised 40% of the S&P® 500 Index, 40% of the MSCI EAFE Index and 20% of the Barclays Capital Index, during the same period.

The components of the Portfolios’ blended benchmarks, the S&P® 500 Index, the Barclays Capital Index and the MSCI EAFE Index, generated cumulative total returns of 2.11%, 7.84% and -11.73%, respectively, during the same period.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	Our quarterly tactical views detracted from the Portfolios’ results during the Reporting Period. Our strategic, long-term asset allocation policy contributed positively to the performance of the Goldman Sachs Balanced Strategy Portfolio (our least equity-oriented Portfolio), while it detracted from our other Portfolios. In addition, security selection within the underlying funds detracted from the performance of each of the Portfolios.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolios’ performance during the Reporting Period?

A	As indicated, the implementation of our quarterly tactical views detracted from the performance of the Portfolios. Most of the underperformance occurred during the third quarter when, as mentioned in the Market Review, the equity markets declined. At that time, the Portfolios’ overweight in equities versus fixed income detracted from relative returns. Some of the third quarter losses were modestly offset by gains earlier in the Reporting Period. In addition, the Portfolios’ underweight in U.S. equities versus international equities hampered performance during the third quarter.

Early in the Reporting Period, the Portfolios modestly benefited from their overweight to high yield bonds versus investment grade bonds. During the fourth quarter, however, the Portfolios’ overweighted position in investment grade fixed income versus high yield bonds dampened relative results. For the Reporting Period as a whole, then, our tactical views on high yield versus investment grade fixed did not have a significant impact on performance.

The Portfolios’ underweight in emerging markets equities contributed positively as emerging markets equities under-performed developed markets equities during the Reporting Period. Our other asset class tactical views did not have a significant impact on performance during the Reporting Period.

PORTFOLIO RESULTS

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs Large Cap Value Fund and Goldman Sachs Strategic Growth Fund underperformed their respective benchmark indices most during the Reporting Period. The Goldman Sachs Structured Small Cap Equity Fund performed the best relative to its benchmark index.

On the fixed income side, the Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs High Yield Fund underperformed their respective benchmark indices most. No underlying fixed income funds outperformed their benchmark indices during the Reporting Period.

Among alternative investment classes, the Goldman Sachs Real Estate Securities Fund strongly outperformed its benchmark index during the Reporting Period, while the Goldman Sachs International Real Estate Securities Fund significantly underperformed its benchmark index.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	During the first half of the Reporting Period, we generally favored equities over fixed income. We subsequently became bearish on both equities and fixed income because of the weak momentum of stocks and the expensive valuations of bonds. In August, we rebalanced the Portfolios in response to market developments. We reduced the Portfolios’ exposure to higher risk asset classes compared to our previous tactical allocations. Most significantly, we reduced the Portfolios’ exposure through the underlying funds to equities and increased its exposure to fixed income. In the fourth quarter, we became bullish on equities because of the inexpensive valuations of equities after the third quarter decline in non-U.S. stock prices.

We were bullish on U.S. equities versus international equities at the beginning of the Reporting Period but grew increasingly bearish because of relatively expensive valuations in the U.S. equity markets. At the start of the fourth quarter, we shifted the Portfolios to an overweight in U.S. equities versus international equities as a result of the weak momentum in the international equity markets. We remained bullish at the end of the Reporting Period on stronger momentum and more supportive macroeconomic conditions for U.S. stocks.

Throughout the Reporting Period, largely because of expensive valuations and weaker momentum in emerging markets equities, the Portfolios were underweight emerging markets equities versus developed markets equities.

In the third quarter, and through the underlying funds, we shifted the Portfolios from a neutral position to an overweight in growth stocks versus value stocks. We also moved the Portfolios from an overweight to an underweight in U.S. small-cap stocks relative to U.S. large-cap stocks, shifting to a neutral position during the fourth quarter.

Within fixed income, we began the Reporting Period with a preference for international fixed income over U.S. fixed income. During the second quarter, we were bullish on U.S. bonds over international bonds. We shifted the Portfolios to a neutral position early in the third quarter as attractive valuations in international fixed income were offset by weak momentum. We grew increasingly bearish on U.S. fixed income in the third and fourth quarters because U.S. bonds appeared more expensive than international bonds.

During the second quarter, we moved the Portfolios from an overweight to a neutral position in high yield bonds versus investment grade bonds. In the third quarter, we shifted the Portfolios to an underweight in high yield bonds because of weak momentum and poor investor sentiment. During the fourth quarter, as relatively strong momentum in high yield bonds was offset by less supportive macroeconomic conditions, we moved the Portfolios back to a neutral position in high yield bonds versus investment grade bonds.

PORTFOLIO RESULTS

As mentioned in the Market Review, we introduced during the second quarter a new tactical decision to our quantitative model: emerging markets debt versus developed markets debt. During the second quarter, the Portfolios were overweight local emerging markets debt versus developed markets debt and neutral on U.S. dollar denominated emerging markets debt versus developed markets debt. In the third quarter, weak momentum in emerging currencies led us to overweight developed markets debt over local emerging markets debt, through which the Portfolios gain exposure to local currencies. Specifically, we became bearish on both U.S. dollar denominated debt and local emerging markets debt versus developed markets debt, largely because of strong momentum, high risk premiums and supportive macroeconomic conditions for developed markets debt. During the fourth quarter, we continued to prefer developed markets debt over emerging markets debt. In particular, we were bearish on both U.S. dollar denominated emerging markets debt and local emerging markets debt versus developed markets debt because of weak momentum, low risk premiums and less supportive macroeconomic conditions across emerging markets debt. Weak momentum in emerging currencies further contributed to our bearish view on local emerging markets debt versus developed markets debt.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team makes 10 active decisions within the Portfolios based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their longer-term, strategic weights) in an effort to benefit from changing conditions in global capital markets.

Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity and fixed income portions of the Portfolios in line with our long-term target weights for equity and fixed income. This rebalancing process is also informed by our views on asset class correlations and volatilities, changes in global market capitalization across asset classes and regions, and our goal of maintaining a minimum 1.0% weight in every underlying fund held by a Portfolio.

This year’s strategic rebalance resulted in relatively minor changes to the Portfolios’ strategic allocations. The global financial markets had performed strongly since the last annual strategic rebalance, but asset classes generally moved in relative proportion to each other. However, because of the gains made by commodities during the 12 months since the previous annual rebalance in 2010, the Portfolios experienced an increase in their weightings in commodities. To adjust these positions, we slightly trimmed exposure to those equities with risks similar to commodities. We completed the 2011 annual rebalance in June.

In addition, and as mentioned earlier, we tactically rebalanced the Portfolios during August. In response to market developments, we reduced the Portfolios’ exposure to higher risk asset classes compared to our previous tactical allocations.

At the end of the Reporting Period, we were bullish on stocks versus fixed income, a view driven primarily by the inexpensive valuations of stocks. We were bullish on U.S. equity versus international equity given the much stronger momentum and more supportive macroeconomic conditions for U.S. equities. Developed markets equity appeared more attractive than emerging markets equity because we saw comparatively expensive valuations and weaker momentum in emerging markets equities. At the end of the Reporting Period, we were bullish on growth stocks versus value stocks primarily due to weak momentum in value stocks. We had a neutral view on U.S. small-cap stocks versus U.S. large-cap stocks given that supportive macroeconomic conditions for small-cap stocks were offset by their more expensive valuations.

In fixed income at the end of the Reporting Period, we were bearish on U.S. fixed income versus international fixed income given that U.S. fixed income appeared relatively expensive. The Portfolios maintained a neutral position in high yield bonds relative to investment grade fixed income as the strong income of high yield bonds was offset by less supportive macroeconomic conditions. We were bullish on U.S. dollar denominated emerging markets debt versus developed markets debt due to relatively supportive macroeconomic conditions for U.S. dollar denominated emerging markets debt. Weak momentum in emerging currencies led us to favor developed markets debt over local emerging markets debt.

FUND BASICS

Balanced Strategy
as of December 31, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Balanced Strategy
January 1, 2011–December 31, 2011	(based on NAV)[1]	Composite Index[2]

Class A	-1.88%	2.91%
Class B	-2.65	2.91
Class C	-2.64	2.91
Institutional	-1.48	2.91
Service	-2.09	2.91
Class IR	-1.79	2.91
Class R	-2.11	2.91

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of the Barclays Capital Index (60%), the S&P 500 Index (20%) and the MSCI EAFE Index (20%). The Balanced Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-7.24%	0.10%	3.81%	3.66%	1/2/98
Class B	-7.52	0.07	3.76	3.63	1/2/98
Class C	-3.61	0.48	3.62	3.31	1/2/98
Institutional	-1.48	1.66	4.81	4.50	1/2/98
Service	-2.09	1.13	4.28	3.97	1/2/98
Class IR	-1.79	N/A	N/A	0.51	11/30/07
Class R	-2.11	N/A	N/A	0.05	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.29%	1.34%
Class B	2.04	2.09
Class C	2.04	2.09
Institutional	0.89	0.94
Service	1.39	1.44
Class IR	1.04	1.09
Class R	1.54	1.59

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2011 to December 31, 2011. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

[8]	Rounds to less than 0.05%.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	–1.88%	1.24%	4.40%	4.08%
Including sales charges	–7.24%	0.10%	3.81%	3.66%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	–2.65%	0.48%	3.76%	3.63%
Including contingent deferred sales charges	–7.52%	0.07%	3.76%	3.63%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	–2.64%	0.48%	3.62%	3.31%
Including contingent deferred sales charges	–3.61%	0.48%	3.62%	3.31%

Institutional Shares (Commenced January 2, 1998)	–1.48%	1.66%	4.81%	4.50%

Service Shares (Commenced January 2, 1998)	–2.09%	1.13%	4.28%	3.97%

Class IR (Commenced November 30, 2007)	–1.79%	n/a	n/a	0.51%

Class R (Commenced November 30, 2007)	–2.11%	n/a	n/a	0.05%

FUND BASICS

Equity Growth Strategy
as of December 31, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Equity Growth Strategy
January 1, 2011–December 31, 2011	(based on NAV)[1]	Composite Index[2]

Class A	-7.52%	-4.98%
Class B	-8.26	-4.98
Class C	-8.28	-4.98
Institutional	-7.16	-4.98
Service	-7.63	-4.98
Class IR	-7.25	-4.98
Class R	-7.71	-4.98

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Equity Growth Strategy Composite Index (“Equity Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Equity Growth Composite is comprised of the S&P 500 Index (50%) and the MSCI EAFE Index (50%). The Equity Growth Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-12.61%	-5.17%	3.38%	2.28%	1/2/98
Class B	-12.84	-5.19	3.33	2.26	1/2/98
Class C	-9.20	-4.80	3.19	1.95	1/2/98
Institutional	-7.16	-3.70	4.38	3.08	1/2/98
Service	-7.63	-4.18	3.87	2.59	1/2/98
Class IR	-7.25	N/A	N/A	-6.20	11/30/07
Class R	-7.71	N/A	N/A	-6.55	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.39%	1.46%
Class B	2.14	2.21
Class C	2.14	2.21
Institutional	0.99	1.06
Service	1.49	1.56
Class IR	1.14	1.21
Class R	1.64	1.71

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2011 to December 31, 2011. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Equity Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	–7.52%	–4.09%	3.97%	2.70%
Including sales charges	–12.61%	–5.17%	3.38%	2.28%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	–8.26%	–4.81%	3.33%	2.26%
Including contingent deferred sales charges	–12.84%	–5.19%	3.33%	2.26%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	–8.28%	–4.80%	3.19%	1.95%
Including contingent deferred sales charges	–9.20%	–4.80%	3.19%	1.95%

Institutional Shares (Commenced January 2, 1998)	–7.16%	–3.70%	4.38%	3.08%

Service Shares (Commenced January 2, 1998)	–7.63%	–4.18%	3.87%	2.59%

Class IR (Commenced November 30, 2007)	–7.25%	n/a	n/a	–6.20%

Class R (Commenced November 30, 2007)	–7.71%	n/a	n/a	–6.55%

FUND BASICS

Growth and Income Strategy
as of December 31, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Growth and Income Strategy
January 1, 2011–December 31, 2011	(based on NAV)[1]	Composite Index[2]

Class A	-3.46%	0.34%
Class B	-4.18	0.34
Class C	-4.10	0.34
Institutional	-3.04	0.34
Service	-3.48	0.34
Class IR	-3.18	0.34
Class R	-3.77	0.34

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of the Barclays Capital Index (40%), the S&P 500 Index (30%) and the MSCI EAFE Index (30%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-8.74%	-2.00%	3.92%	3.44%	1/2/98
Class B	-8.98	-2.01	3.88	3.40	1/2/98
Class C	-5.06	-1.61	3.74	3.08	1/2/98
Institutional	-3.04	-0.49	4.94	4.28	1/2/98
Service	-3.48	-0.97	4.42	3.76	1/2/98
Class IR	-3.18	N/A	N/A	-2.27	11/30/07
Class R	-3.77	N/A	N/A	-2.72	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.33%	1.36%
Class B	2.08	2.11
Class C	2.08	2.11
Institutional	0.93	0.96
Service	1.43	1.46
Class IR	1.08	1.11
Class R	1.58	1.61

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2011 to December 31, 2011. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	–3.46%	–0.89%	4.51%	3.85%
Including sales charges	–8.74%	–2.00%	3.92%	3.44%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	–4.18%	–1.61%	3.88%	3.40%
Including contingent deferred sales charges	–8.98%	–2.01%	3.88%	3.40%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	–4.10%	–1.61%	3.74%	3.08%
Including contingent deferred sales charges	–5.06%	–1.61%	3.74%	3.08%

Institutional Shares (Commenced January 2, 1998)	–3.04%	–0.49%	4.94%	4.28%

Service Shares (Commenced January 2, 1998)	–3.48%	–0.97%	4.42%	3.76%

Class IR (Commenced November 30, 2007)	–3.18%	n/a	n/a	–2.27%

Class R (Commenced November 30, 2007)	–3.77%	n/a	n/a	–2.72%

FUND BASICS

Growth Strategy
as of December 31, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Growth Strategy
January 1, 2011–December 31, 2011	(based on NAV)[1]	Composite Index[2]

Class A	-6.08%	-2.30%
Class B	-6.82	-2.30
Class C	-6.77	-2.30
Institutional	-5.69	-2.30
Service	-6.18	-2.30
Class IR	-5.85	-2.30
Class R	-6.39	-2.30

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of the S&P 500 Index (40%), the MSCI EAFE Index (40%) and the Barclays Capital Index (20%). The Growth Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-11.28%	-4.22%	3.33%	2.57%	1/2/98
Class B	-11.48	-4.25	3.29	2.54	1/2/98
Class C	-7.70	-3.85	3.14	2.22	1/2/98
Institutional	-5.69	-2.74	4.33	3.39	1/2/98
Service	-6.18	-3.24	3.81	2.87	1/2/98
Class IR	-5.85	N/A	N/A	-4.91	11/30/07
Class R	-6.39	N/A	N/A	-5.37	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.39%
Class B	2.10	2.14
Class C	2.10	2.14
Institutional	0.95	0.99
Service	1.45	1.49
Class IR	1.10	1.14
Class R	1.60	1.64

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2011 to December 31, 2011. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), the Morgan Stanley Capital International Europe, Australasia, and the Far East Index (“MSCI EAFE Index”) and the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	–6.08%	–3.13%	3.92%	2.98%
Including sales charges	–11.28%	–4.22%	3.33%	2.57%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	–6.82%	–3.86%	3.29%	2.54%
Including contingent deferred sales charges	–11.48%	–4.25%	3.29%	2.54%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	–6.77%	–3.85%	3.14%	2.22%
Including contingent deferred sales charges	–7.70%	–3.85%	3.14%	2.22%

Institutional Shares (Commenced January 2, 1998)	–5.69%	–2.74%	4.33%	3.39%

Service Shares (Commenced January 2, 1998)	–6.18%	–3.24%	3.81%	2.87%

Class IR (Commenced November 30, 2007)	–5.85%	n/a	n/a	–4.91%

Class R (Commenced November 30, 2007)	–6.39%	n/a	n/a	–5.37%

PORTFOLIO RESULTS

Fund of Funds Portfolios – Income Strategies

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Income Strategies Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, IR and R Shares generated cumulative total returns of -1.78%, -2.50%, -1.39%, -1.54% and -2.01%, respectively. This compares to the 7.31% cumulative total return of the Fund’s blended benchmark, which is comprised 60% of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”) and 40% of the Standard & Poor’s® 500 Index (“S&P® 500 Index”), during the same period.

The components of the blended benchmark, the Barclays Capital Index and the S&P® 500 Index, generated cumulative total returns of 7.84% and 2.11%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	Both our strategic, long-term asset allocation policy and our quarterly tactical decisions detracted from the Portfolio’s results during the Reporting Period. In particular, our strategic allocation in international equities detracted from relative performance. The overall contribution of the Portfolio’s underlying funds was relatively flat during the Reporting Period.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolio’s performance during the Reporting Period?

A	As indicated, the implementation of our quarterly tactical views detracted from the Portfolio’s relative performance. An overweight in equities versus fixed income hampered results the most, especially during the third quarter as the equity markets underperformed the fixed income markets. The Portfolio’s underweighted position in U.S. equities versus international equities during the third quarter also detracted slightly. Our other asset class tactical views did not have a material impact on performance during the Reporting Period.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolio’s underlying equity funds, the Goldman Sachs U.S. Equity Dividend and Premium Fund outperformed its benchmark index the most. The contributions of the Portfolio’s other underlying equity funds were relatively flat during the Reporting Period.

On the fixed income side, the Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs High Yield Fund underperformed their respective benchmark indices most. The Goldman Sachs Investment Grade Credit Fund was the only underlying fixed income fund that outperformed its benchmark index during the Reporting Period.

Among alternative investment classes, the Goldman Sachs Real Estate Securities Fund strongly outperformed its benchmark index during the Reporting Period, while the Goldman Sachs International Real Estate Securities Fund significantly underperformed its benchmark index.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

PORTFOLIO RESULTS

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	During the first half of the Reporting Period, we generally favored equities over fixed income. We subsequently became bearish on both equities and fixed income because of the weak momentum of stocks and the expensive valuations of bonds. In August, we rebalanced the Portfolio in response to market developments. We reduced the Portfolio’s exposure to higher risk asset classes compared to our previous tactical allocations. Most significantly, we reduced the Portfolio’s exposure through the underlying funds to equities and increased its exposure to fixed income. In the fourth quarter, we became bullish on equities because of the inexpensive valuations of equities after the third quarter decline in non-U.S. stock prices.

We were bullish on U.S. equities versus international equities at the beginning of the Reporting Period but grew increasingly bearish because of relatively expensive valuations in the U.S. equity markets. In the fourth quarter, we shifted the Portfolio to an overweight in U.S. equities versus international equities as a result of the weak momentum in the international equity markets. We remained bullish at the end of the Reporting Period on stronger momentum and more supportive macroeconomic conditions for U.S. stocks.

Within fixed income, the Portfolio was neutral at the beginning of the Reporting Period on international fixed income over U.S. fixed income. During the second quarter, we shifted the Portfolio to an overweight in U.S. bonds over international bonds, moving it back to a neutral position early in the third quarter as attractive valuations in international fixed income were offset by weak momentum. We grew increasingly bearish on U.S. fixed income in the third and fourth quarters because U.S. bonds appeared more expensive than international bonds.

During the second quarter, we moved the Portfolio from an overweight in high yield bonds versus investment grade bonds to a neutral position. In the third quarter, we shifted the Portfolio to an underweight in high yield bonds because of weak momentum and poor investor sentiment. During the fourth quarter, as relative strong momentum in high yield bonds was offset by less supportive macroeconomic conditions, we moved the Portfolio back to a neutral position in high yield bonds versus investment grade bonds.

As mentioned in the Market Review, we introduced during the second quarter a new tactical decision to our quantitative model: emerging markets debt versus developed markets debt. During the second quarter, the Portfolio was overweight local emerging markets debt versus developed markets debt and neutral on U.S. dollar denominated emerging markets debt versus developed markets debt. In the third quarter, weak momentum in emerging currencies led us to overweight developed markets debt over local emerging markets debt, through which the Portfolio gains exposure to local currencies. Specifically, we became bearish on both U.S. dollar denominated debt and local emerging markets debt versus developed markets debt, largely because of strong momentum, high risk premiums and supportive macroeconomic conditions for developed markets debt. During the fourth quarter, we continued to prefer developed markets debt over emerging markets debt. In particular, we were bearish on both U.S. dollar denominated emerging markets debt and local emerging markets debt versus developed markets debt because of weak momentum, low risk premiums and less supportive macroeconomic conditions across emerging markets debt. Weak momentum in emerging currencies further contributed to our bearish view on local emerging markets debt versus developed markets debt.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team makes six active decisions within the Portfolio based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their long term weights) in an effort to benefit from changing conditions in global capital markets.

Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity and fixed income portions of the Portfolio in line with our long-term target weights for equity and fixed income. This rebalancing process is also informed by our views on asset class correlations and volatilities, changes in global market capitalization across asset classes and regions, and our goal of maintaining a minimum 1.0% weight in every underlying fund held by the Portfolio.

PORTFOLIO RESULTS

This year’s strategic rebalance resulted in relatively minor changes to the Portfolio’s strategic allocations. The global financial markets had performed strongly since the last annual strategic rebalance, but asset classes generally moved in relative proportion to each other. However, because of the gains made by commodities during the 12 months since the previous annual rebalance in 2010, the Portfolio experienced an increase in its weighting in commodities. To adjust this position, we slightly trimmed exposure to those equities with risks similar to commodities. We completed the 2011 annual rebalance in June.

In addition, and as mentioned earlier, we tactically rebalanced the Portfolio during August. In response to market developments, we reduced the Portfolio’s exposure to higher risk asset classes compared to our previous tactical allocations.

At the end of the Reporting Period, we were bullish on stocks versus fixed income, a view driven primarily by the inexpensive valuations of stocks. We were bullish on U.S. equity versus international equity given the much stronger momentum and more supportive macroeconomic conditions for U.S. equities.

In fixed income at the end of the Reporting Period, we were bearish on U.S. fixed income versus international fixed income given that U.S. fixed income appeared relatively expensive. The Portfolio maintained a neutral position in high yield bonds relative to investment grade fixed income as the strong income of high yield bonds was offset by less supportive macroeconomic conditions. We were bullish on U.S. dollar denominated emerging markets debt versus developed markets debt due to relatively supportive macroeconomic conditions for U.S. dollar denominated debt. Weak momentum in emerging currencies led us to favor developed markets debt over local emerging markets debt.

FUND BASICS

Income Strategies
as of December 31, 2011

PERFORMANCE REVIEW

	Portfolio Total Return	Income Strategies
January 1, 2011–December 31, 2011	(based on NAV)[1]	Composite Index[2]

Class A	-1.78%	7.31%
Class C	-2.50	7.31
Institutional	-1.39	7.31
Class IR	-1.54	7.31
Class R	-2.01	7.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Income Strategies Composite Index (“Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Income Composite is comprised of the Barclays Capital Index (60%) and the S&P 500 Index (40%). The Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Since Inception	Inception Date

Class A	-7.19%	-0.43%	3/30/07
Class C	-3.48	0.00	3/30/07
Institutional	-1.39	1.16	3/30/07
Class IR	-1.54	0.73	11/30/07
Class R	-2.01	0.27	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.38%	2.25%
Class C	2.13	3.00
Institutional	0.98	1.85
Class IR	1.13	2.00
Class R	1.63	2.50

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2011 to December 31, 2011. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (the “S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Income Strategies Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	–1.78%	0.76%
Including sales charges	–7.19%	–0.43%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	–2.50%	0.00%
Including contingent deferred sales charges	–3.48%	0.00%

Institutional Shares (Commenced March 30, 2007)	–1.39%	1.16%

Class IR (Commenced November 30, 2007)	–1.54%	0.73%

Class R (Commenced November 30, 2007)	–2.01%	0.27%

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Satellite Strategies Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns of -3.17%, -3.88%, -2.77%, -3.26%, -2.91% and -3.42%, respectively. This compares to the 0.34% cumulative total return of the Fund’s blended benchmark, which is comprised 40% of the Barclays Capital U.S. Aggregate Bond Index, 30% of the S&P® 500 Index and 30% of the MSCI EAFE Index, during the same period.

The components of the blended benchmark, the Barclays Capital U.S. Aggregate Bond Index, the S&P® 500 Index and the MSCI EAFE Index, generated cumulative total returns of 7.84%, 2.11%, and -11.73%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio underperformed its blended benchmark during the Reporting Period primarily because of the weak performance of its underlying funds. That said, in keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Q	Can you be more specific as to how the various satellite asset classes performed during the Reporting Period?

A	Overall, satellite asset classes struggled during the Reporting Period. The Reporting Period was marked by uncertainty as investors pondered the future of the Eurozone and the sustainability of the global economic recovery, especially in the wake of events such as Standard & Poor’s downgrade of U.S. debt. As a result, satellite classes overall underperformed the core asset classes that investors perceived as safer. Of the satellite asset classes, emerging markets equities, international real estate securities and international small-cap equities each declined approximately 15% during the Reporting Period. U.S. real estate securities, emerging markets debt and high yield bonds were each up between 5% and 9% during the Reporting Period, helping to mitigate some of the losses in the Portfolio.

Q	How did you rebalance the Portfolio during the Reporting Period?

A	In January and February 2011, the Portfolio remained in line with our target weight and risk constraints, which are designed to prevent heavy concentrations in any particular underlying fund or asset class. Overall, the Portfolio’s asset class weightings remained relatively stable during the first quarter, largely because of the reduced volatility of satellite asset classes relative to their three-year and five-year averages.

In March, we rebalanced the Portfolio to include a new underlying fund, the Goldman Sachs High Yield Floating Rate Fund. We believe the introduction of a ninth underlying fund will further diversify the Portfolio’s asset class mix and its active risk. This underlying fund had a starting strategic allocation of approximately 12%, which we funded from the Portfolios’ existing strategic allocations to high yield bonds and, to a lesser extent, other asset classes. Floating rate senior secured loans sit higher on a company’s capital structure than other forms of debt, including bonds, making them generally less risky than high yield bonds. Moreover, given the short-term and “floating rate” nature of these bank loans, they tend to have lower correlations with major core and satellite asset classes, are less sensitive to interest rate moves more broadly, and can serve as a hedge against declining stock prices and inflation.

In April and May, contributions to portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were no outsized contributions to risk from any individual asset class or region.

PORTFOLIO RESULTS

In May, we introduced two new underlying funds to the Portfolio. We added the Goldman Sachs Structured International Small Cap Fund and the Goldman Sachs Structured Emerging Markets Equity Fund in order to diversify active risk in the international small-cap and emerging markets equity asset classes. We did not change the overall allocation to these asset classes. Rather, within each of these asset classes (i.e., international small-cap equities and emerging markets equities), we divided the Portfolio’s allocation between the two underlying funds so that each would contribute about equally to active risk within each asset class.

In June, the Portfolio’s weighting in fixed income through the underlying funds rose slightly above our maximum weight constraint. As a result, we reduced the Portfolio’s weighting in high yield fixed income and local emerging markets debt while modestly increasing its allocation to domestic real estate securities. In addition, the contribution to portfolio risk from commodities increased as a result of commodities’ higher volatility compared to most of the other satellite asset classes in the Portfolio. Consequently, we reduced the Portfolio’s allocation to commodities and increased its weightings to both U.S. and international real estate securities.

In July, risk contributions from the underlying asset classes in the Portfolio remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were no outsized contributions to risk from any individual asset class or region.

In August, the Portfolio’s weightings in fixed income and emerging markets assets rose above our maximum weight constraints. As a result, we reduced the Portfolio’s weighting in both local emerging markets debt and U.S. dollar-denominated emerging markets debt. In addition, the contribution to portfolio risk from real estate securities increased due to their relatively high volatility compared to other satellite asset classes in the Portfolio. We moderated the Portfolio’s weightings in domestic and international real estate securities by increasing its allocation to commodities.

In September, the Portfolio’s weighting in fixed income rose slightly above our maximum weight constraint. In addition, the contribution to portfolio risk from U.S. real estate securities and international small-cap equities increased because of their relatively high volatility compared to other satellite asset classes in the Portfolio. As a result, we reduced the Portfolio’s weighting in U.S. real estate securities, international small-cap equities and U.S. dollar denominated emerging markets debt. At the same time, we increased the Portfolio’s allocation to commodities.

In October, as a result of the strong returns of satellite fixed income asset classes, the Portfolio’s weighting in fixed income rose above our maximum weight constraint. To reduce the Portfolio’s fixed income exposure, we trimmed its allocation to local emerging markets debt and increased its allocations to U.S. and international real estate securities.

In November, risk contributions from the underlying asset classes in the Portfolio remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were no outsized contributions to risk from any individual asset class or region.

In December, the Portfolio’s weighting in fixed income rose above our maximum weight constraints. In addition, the contribution to portfolio risk from real estate securities increased. Accordingly, we reduced the Portfolio’s weightings in both U.S. and international real estate securities as well as in high yield fixed income and local emerging markets debt. We increased the Portfolio’s exposure to commodities, international small cap stocks and emerging markets equities.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Overall, as mentioned earlier, the performance of the underlying funds detracted from the Portfolio’s performance. The Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Local Emerging Markets Debt Fund underperformed most relative to their respective benchmark indices. The Goldman Sachs Real Estate Securities Fund outperformed its benchmark index most during the Reporting Period.

PORTFOLIO RESULTS

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	Did you make any changes regarding the underlying funds during the Reporting Period?

A	As mentioned previously, we added three new underlying funds to the Portfolio during the Reporting Period. To further diversify the Portfolio’s asset class mix and its active risk, we introduced in March the Goldman Sachs High Yield Floating Rate Fund. In May, we added the Goldman Sachs Structured International Small Cap Fund and the Goldman Sachs Structured Emerging Markets Equity Fund to diversify the active risk of the international small-cap and emerging markets equity asset classes.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team manages the Portfolio using a dynamic, risk-responsive rebalancing process. Using our sophisticated, proprietary risk models, we evaluate the overall risk of the Portfolio each month as well as the portion of risk contributed by each individual asset class.

At the end of the Reporting Period, through its underlying funds, the Portfolio had larger allocations than it did at the beginning of the Reporting Period to high yield fixed income, U.S. real estate securities and U.S. dollar denominated emerging markets debt. It had reduced exposure to international small-cap equities, emerging markets equity, international real estate securities and local emerging markets debt. Compared to its positioning in January 2011, the Portfolio’s weighting in commodities was relatively unchanged at the end of the Reporting Period.

We will continue to monitor risk on a monthly basis and adjust our allocation to the satellite asset classes as the underlying funds drift beyond our longer-term risk-related guidelines.

FUND BASICS

Satellite Strategies Portfolio
as of December 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Satellite Strategies
January 1, 2011–December 31, 2011	(based on NAV)[1]	Composite Index[2]

Class A	-3.17%	0.34%
Class C	-3.88	0.34
Institutional	-2.77	0.34
Service	-3.26	0.34
Class IR	-2.91	0.34
Class R	-3.42	0.34

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the S&P 500 Index (30%), the MSCI EAFE Index (30%) and the Barclays Capital U.S. Aggregate Bond Index (40%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Since Inception	Inception Date

Class A	-8.47%	-2.72%	3/30/07
Class C	-5.80	-2.29	3/30/07
Institutional	-2.77	-1.23	3/30/07
Service	-3.26	-1.56	8/29/08
Class IR	-2.91	-2.99	11/30/07
Class R	-3.42	-3.48	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.53%	1.59%
Class C	2.28	2.34
Institutional	1.13	1.19
Service	1.63	1.69
Class IR	1.28	1.34
Class R	1.78	1.84

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/ or expense limitations) and before waivers (gross of applicable fee waivers and/ or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[5] AS OF 12/31/11

Percentage of Investment Portfolio

[5]	Allocations reflect current fund weightings based on the overall risk of the Portfolio and the risk contribution from each asset class. Fund weightings are periodically readjusted in accordance with risk objectives of the Portfolio.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) (all with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Satellite Strategies Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	–3.17%	–1.56%
Including sales charges	–8.47%	–2.72%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	–3.88%	–2.29%
Including contingent deferred sales charges	–5.80%	–2.29%

Institutional Shares (Commenced March 30, 2007)	–2.77%	–1.23%

Service Shares (Commenced August 29, 2008)	–3.26%	–1.56%

Class IR (Commenced November 30, 2007)	–2.91%	–2.99%

Class R (Commenced November 30, 2007)	–3.42%	–3.48%

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 99.7%
Equity – 34.7%
3,612,118	Goldman Sachs Structured Large Cap Growth Fund	$45,946,141
5,407,661	Goldman Sachs Structured International Equity Fund	45,153,972
3,843,328	Goldman Sachs Structured Large Cap Value Fund	39,240,382
1,922,933	Goldman Sachs Strategic Growth Fund	19,575,454
1,552,323	Goldman Sachs Large Cap Value Fund	16,796,137
1,142,167	Goldman Sachs Structured Small Cap Equity Fund	13,991,551
1,761,192	Goldman Sachs Structured International Small Cap Fund	12,680,580
671,417	Goldman Sachs Real Estate Securities Fund	9,178,268
1,583,939	Goldman Sachs International Real Estate Securities Fund	7,666,265
20,604	Goldman Sachs Structured Emerging Markets Equity Fund	151,233

		210,379,983

Fixed Income – 65.0%
10,979,120	Goldman Sachs Global Income Fund	142,618,767
13,831,518	Goldman Sachs Short Duration Government Fund	141,634,745
4,534,962	Goldman Sachs Core Fixed Income Fund	46,800,806
3,900,119	Goldman Sachs High Yield Fund	26,793,817
3,448,381	Goldman Sachs Commodity Strategy Fund	20,310,965
891,412	Goldman Sachs Emerging Markets Debt Fund	11,080,249
646,338	Goldman Sachs Local Emerging Markets Debt Fund	5,584,364

		394,823,713

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 99.7%
(Cost $590,358,923)		$605,203,696

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,889,727

NET ASSETS – 100.0%		$607,093,423

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.

(a)	Represents Affiliated Funds.

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.4%
Equity – 93.4%
12,963,672	Goldman Sachs Structured International Equity Fund	$108,246,659
5,775,120	Goldman Sachs Structured Large Cap Growth Fund	73,459,520
6,714,630	Goldman Sachs Structured Large Cap Value Fund	68,556,370
3,073,489	Goldman Sachs Strategic Growth Fund	31,288,119
2,711,143	Goldman Sachs Large Cap Value Fund	29,334,564
1,133,265	Goldman Sachs Structured Small Cap Equity Fund	13,882,491
1,749,506	Goldman Sachs Structured International Small Cap Fund	12,596,442
1,601,898	Goldman Sachs Structured Emerging Markets Equity Fund	11,757,934
791,177	Goldman Sachs Real Estate Securities Fund	10,815,394
1,866,013	Goldman Sachs International Real Estate Securities Fund	9,031,504

		368,968,997

Fixed Income – 7.0%
4,675,956	Goldman Sachs Commodity Strategy Fund	27,541,381

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.4%
(Cost $378,179,639)		$396,510,378

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(1,595,339)

NET ASSETS – 100.0%		$394,915,039

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 52.9%
20,705,992	Goldman Sachs Structured International Equity Fund	$172,895,034
10,531,895	Goldman Sachs Structured Large Cap Growth Fund	133,965,699
11,738,241	Goldman Sachs Structured Large Cap Value Fund	119,847,440
5,611,707	Goldman Sachs Strategic Growth Fund	57,127,182
4,743,851	Goldman Sachs Large Cap Value Fund	51,328,468
2,837,601	Goldman Sachs Structured Small Cap Equity Fund	34,760,616
4,374,238	Goldman Sachs Structured International Small Cap Fund	31,494,516
1,384,012	Goldman Sachs Real Estate Securities Fund	18,919,443
3,271,800	Goldman Sachs International Real Estate Securities Fund	15,835,514
1,558,844	Goldman Sachs Structured Emerging Markets Equity Fund	11,441,913

		647,615,825

Fixed Income – 47.3%
22,763,213	Goldman Sachs Global Income Fund	295,694,137
10,806,478	Goldman Sachs Core Fixed Income Fund	111,522,853
10,917,179	Goldman Sachs Commodity Strategy Fund	64,302,184
5,137,669	Goldman Sachs Short Duration Government Fund	52,609,733
1,838,828	Goldman Sachs Emerging Markets Debt Fund	22,856,628
2,818,944	Goldman Sachs High Yield Fund	19,366,143
1,360,282	Goldman Sachs Local Emerging Markets Debt Fund	11,752,835

		578,104,513

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $1,169,549,810)		$1,225,720,338

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(2,337,326)

NET ASSETS – 100.0%		$1,223,383,012

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.

(a)	Represents Affiliated Funds.

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 73.2%
26,153,417	Goldman Sachs Structured International Equity Fund	$218,381,036
11,428,427	Goldman Sachs Structured Large Cap Growth Fund	145,369,592
13,082,657	Goldman Sachs Structured Large Cap Value Fund	133,573,924
6,080,531	Goldman Sachs Strategic Growth Fund	61,899,807
5,277,350	Goldman Sachs Large Cap Value Fund	57,100,929
2,599,608	Goldman Sachs Structured Small Cap Equity Fund	31,845,198
4,014,043	Goldman Sachs Structured International Small Cap Fund	28,901,107
2,609,567	Goldman Sachs Structured Emerging Markets Equity Fund	19,154,220
1,155,130	Goldman Sachs Real Estate Securities Fund	15,790,622
2,722,494	Goldman Sachs International Real Estate Securities Fund	13,176,873

		725,193,308

Fixed Income – 27.0%
10,472,585	Goldman Sachs Global Income Fund	136,038,879
10,873,448	Goldman Sachs Commodity Strategy Fund	64,044,608
2,213,744	Goldman Sachs Short Duration Government Fund	22,668,738
1,522,923	Goldman Sachs Emerging Markets Debt Fund	18,929,932
2,346,485	Goldman Sachs High Yield Fund	16,120,351
1,154,781	Goldman Sachs Local Emerging Markets Debt Fund	9,977,311

		267,779,819

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $954,085,296)		$992,973,127

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(2,129,517)

NET ASSETS – 100.0%		$990,843,610

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Schedule of Investments
December 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.3%
Equity – 38.5%
790,521	Goldman Sachs U.S. Equity Dividend and Premium Fund	$7,407,181
562,631	Goldman Sachs International Equity Dividend and Premium Fund	3,668,356
519,951	Goldman Sachs International Real Estate Securities Fund	2,516,562
86,312	Goldman Sachs Real Estate Securities Fund	1,179,891

		14,771,990

Fixed Income – 61.8%
876,822	Goldman Sachs High Yield Fund	6,023,768
445,139	Goldman Sachs Global Income Fund	5,782,351
338,187	Goldman Sachs Emerging Markets Debt Fund	4,203,663
405,167	Goldman Sachs Local Emerging Markets Debt Fund	3,500,645
257,141	Goldman Sachs Ultra-Short Duration Government Fund	2,249,988
143,410	Goldman Sachs Investment Grade Credit Fund	1,343,751
35,376	Goldman Sachs U.S. Mortgages Fund	372,858
16,086	Goldman Sachs Government Income Fund	247,723

		23,724,747

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.3%
(Cost $38,974,619)		$38,496,737

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(99,638)

NET ASSETS – 100.0%		$38,397,099

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.

(a)	Represents Affiliated Funds.

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments
December 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.1%
Equity – 29.0%
5,301,740	Goldman Sachs Real Estate Securities Fund	$72,474,790
13,586,273	Goldman Sachs International Real Estate Securities Fund	65,757,561
7,492,714	Goldman Sachs Structured International Small Cap Fund	53,947,542
5,590,462	Goldman Sachs Structured Emerging Markets Equity Fund	41,033,991
2,323,262	Goldman Sachs Emerging Markets Equity Fund	33,454,969
1,737,580	Goldman Sachs International Small Cap Fund	23,214,071

		289,882,924

Fixed Income – 71.1%
26,276,116	Goldman Sachs High Yield Fund	180,516,919
12,833,872	Goldman Sachs Emerging Markets Debt Fund	159,525,030
15,948,754	Goldman Sachs Local Emerging Markets Debt Fund	137,797,235
12,101,586	Goldman Sachs High Yield Floating Rate Fund	117,869,449
19,238,103	Goldman Sachs Commodity Strategy Fund	113,312,429

		709,021,062

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.1%
(Cost $1,028,352,413)		$998,903,986

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(1,083,701)

NET ASSETS – 100.0%		$997,820,285

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities
December 31, 2011

Balanced
Strategy Portfolio
Assets:

Investments in Affiliated Underlying Funds, at value (cost $590,358,923, $378,179,639, $1,169,549,810, $954,085,296, $38,974,619 and $1,028,352,413)	$605,203,696
Cash	—
Receivables:
Portfolio shares sold	3,434,153
Investments sold	1,311,726
Dividends	392,197
Reimbursement from investment adviser	11,445

Total assets	610,353,217

Liabilities:

Due to custodian	773,155
Payables:
Portfolio shares redeemed	1,663,022
Investments purchased	392,197
Amounts owed to affiliates	330,891
Accrued expenses and other liabilities	100,529

Total liabilities	3,259,794

Net Assets:

Paid-in capital	697,912,945
Undistributed net investment income	1,541
Accumulated net realized loss	(105,665,836)
Net unrealized gain (loss)	14,844,773

NET ASSETS	$607,093,423

Net Assets:
Class A	$327,282,812
Class B	23,443,931
Class C	94,041,199
Institutional	151,821,779
Service	2,466,345
Class IR	749,581
Class R	7,287,776

Total Net Assets	$607,093,423

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	33,203,628
Class B	2,377,030
Class C	9,538,587
Institutional	15,388,146
Service	249,513
Class IR	76,259
Class R	742,276

Net asset value, offering and redemption price per share:(a)
Class A	$9.86
Class B	9.86
Class C	9.86
Institutional	9.87
Service	9.88
Class IR	9.83
Class R	9.82

(a)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies and Satellite Strategies Portfolios is $10.43, $10.83, $10.56, $10.43 $8.59 and $7.82, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

	Growth and
Equity Growth	Income Strategy	Growth Strategy	Income Strategies	Satellite Strategies
Strategy Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$396,510,378	$1,225,720,338	$992,973,127	$38,496,737	$998,903,986
93,622	—	—	—	—

271,486	1,074,594	647,075	5,799	1,484,917
1,577,190	3,266,375	1,921,612	386,884	2,309,830
—	498,336	222,265	80,704	3,003,858
21,037	7,654	34,512	1,525	23,942

398,473,713	1,230,567,297	995,798,591	38,971,649	1,005,726,533

—	411,104	774,517	46,648	2,094,117

3,189,071	5,336,426	3,101,942	361,551	2,371,540
—	498,336	222,265	80,704	3,003,858
270,535	781,266	676,839	22,306	330,832
99,068	157,153	179,418	63,341	105,901

3,558,674	7,184,285	4,954,981	574,550	7,906,248

737,770,027	2,013,474,077	1,875,244,219	42,864,457	1,076,755,782
199,110	207,002	611,946	1,726	6,937
(361,384,837)	(846,468,595)	(923,900,386)	(3,991,202)	(49,494,007)
18,330,739	56,170,528	38,887,831	(477,882)	(29,448,427)

$394,915,039	$1,223,383,012	$990,843,610	$38,397,099	$997,820,285

$208,168,624	$750,375,642	$562,261,895	$18,278,325	$201,416,463
20,843,985	72,331,472	68,562,604	—	—
112,247,388	250,381,326	257,777,699	10,732,080	117,790,052
46,796,915	140,118,520	92,807,493	8,125,133	590,520,902
1,246,412	4,072,895	3,644,456	—	28,306,078
539,030	1,719,300	1,376,459	1,178,973	58,940,324
5,072,685	4,383,857	4,413,004	82,588	846,466

$394,915,039	$1,223,383,012	$990,843,610	$38,397,099	$997,820,285

20,344,786	75,172,449	57,030,465	2,250,035	27,244,418
2,112,015	7,271,224	6,911,907	—	—
11,427,054	25,250,348	26,220,047	1,314,945	16,011,110
4,528,640	13,989,809	9,405,477	1,002,546	79,977,045
122,930	408,654	370,643	—	3,844,486
53,217	172,847	141,132	145,351	7,982,575
499,442	440,924	457,206	10,129	114,847

$10.23	$9.98	$9.86	$8.12	$7.39
9.87	9.95	9.92	—	—
9.82	9.92	9.83	8.16	7.36
10.33	10.02	9.87	8.10	7.38
10.14	9.97	9.83	—	7.36
10.13	9.95	9.75	8.11	7.38
10.16	9.94	9.65	8.15	7.37

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations
For the Fiscal Year Ended December 31, 2011

Balanced
Strategy Portfolio

Investment income:

Dividends from Affiliated Underlying Funds	$14,742,801

Expenses:

Distribution and Service fees(a)	2,424,601
Transfer Agent fees(a)	1,093,666
Management fees	1,053,929
Registration fees	104,404
Printing and mailing costs	94,741
Professional fees	72,469
Custody and accounting fees	46,625
Trustee fees	18,603
Service Share fees — Shareholder Administration Plan	7,800
Service Share fees — Service Plan	7,800
Other	26,049

Total expenses	4,950,687

Less — expense reimbursements	(334,786)

Net expenses	4,615,901

NET INVESTMENT INCOME	10,126,900

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Underlying Funds	355,961
Net realized gain (loss) from Affiliated Underlying Funds	32,430,221
Net change in unrealized loss on Affiliated Underlying Funds	(55,398,476)

Net realized and unrealized loss	(22,612,294)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,485,394)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Portfolio	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	$984,419	$289,137	$1,115,433	$35,612	$748,158	$54,936	$211,932	$63,102	$1,248	$757	$13,533
Equity Growth Strategy	652,252	258,466	1,392,866	25,817	495,711	49,109	264,644	23,098	748	1,096	9,810
Growth and Income Strategy	2,407,553	902,168	3,090,782	20,924	1,829,740	171,412	587,249	62,070	1,847	1,289	7,951
Growth Strategy	1,748,112	854,781	3,188,471	21,148	1,328,566	162,408	605,810	45,807	1,751	1,996	8,036
Income Strategies	48,547	—	106,953	285	36,896	—	20,321	3,214	—	1,418	108
Satellite Strategies	565,294	—	1,185,296	4,509	429,624	—	225,206	218,154	11,380	72,699	1,714

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

	Growth and
Equity Growth	Income Strategy	Growth Strategy	Income Strategies	Satellite Strategies
Strategy Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$11,688,572	$34,187,593	$28,517,025	$1,521,129	$40,492,185

2,329,401	6,421,427	5,812,512	155,785	1,755,099
844,216	2,661,558	2,154,374	61,957	958,777
737,082	2,290,458	1,841,617	48,301	1,187,483
98,592	118,101	100,780	67,140	144,768
104,201	208,610	245,984	31,538	145,768
71,115	72,359	73,547	70,367	74,538
42,580	45,909	44,996	47,383	48,475
16,931	19,502	18,770	15,968	18,136
4,672	11,543	10,944	—	71,124
4,672	11,543	10,944	—	71,124
28,476	48,326	36,074	8,452	24,349

4,281,938	11,909,336	10,350,542	506,891	4,499,641

(333,064)	(446,314)	(471,042)	(236,954)	(360,269)

3,948,874	11,463,022	9,879,500	269,937	4,139,372

7,739,698	22,724,571	18,637,525	1,251,192	36,352,813

—	336,857	282,700	563,750	4,014,635
(10,486,637)	59,091,503	1,208,826	446,206	37,331,975
(33,414,002)	(130,559,282)	(91,104,215)	(3,244,973)	(114,736,113)

(43,900,639)	(71,130,922)	(89,612,689)	(2,235,017)	(73,389,503)

$(36,160,941)	$(48,406,351)	$(70,975,164)	$(983,825)	$(37,036,690)

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income	$10,126,900	$15,381,790
Net realized gain (loss)	32,786,182	10,030,962
Net change in unrealized gain (loss)	(55,398,476)	33,944,463

Net increase (decrease) in net assets resulting from operations	(12,485,394)	59,357,215

Distributions to shareholders:

From net investment income
Class A Shares	(6,024,344)	(10,253,553)
Class B Shares	(218,592)	(533,377)
Class C Shares	(888,210)	(2,085,235)
Institutional Shares	(3,196,821)	(3,937,056)
Service Shares	(42,464)	(87,301)
Class IR Shares	(10,344)	(17,004)
Class R Shares	(105,736)	(99,624)

Total distributions to shareholders	(10,486,511)	(17,013,150)

From share transactions:

Proceeds from sales of shares	153,774,885	232,714,629
Reinvestment of distributions	9,926,747	15,638,968
Cost of shares redeemed	(277,800,228)	(318,616,579)

Net decrease in net assets resulting from share transactions	(114,098,596)	(70,262,982)

TOTAL DECREASE	(137,070,501)	(27,918,917)

Net assets:

Beginning of year	744,163,924	772,082,841

End of year	$607,093,423	$744,163,924

Undistributed net investment income	$1,541	$335,434

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio		Growth and Income Strategy Portfolio
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

$7,739,698	$8,947,709	$22,724,571	$37,448,717
(10,486,637)	(79,120,988)	59,428,360	(116,122,052)
(33,414,002)	131,439,152	(130,559,282)	242,699,134

(36,160,941)	61,265,873	(48,406,351)	164,025,799

(4,952,650)	(5,328,918)	(16,849,546)	(26,672,578)
(329,038)	(330,330)	(1,046,075)	(1,719,693)
(1,798,583)	(1,779,539)	(3,638,046)	(6,046,381)
(1,342,031)	(1,305,428)	(3,545,072)	(4,183,169)
(27,991)	(59,216)	(78,707)	(133,356)
(15,955)	(11,630)	(29,836)	(5,595)
(113,322)	(84,920)	(79,640)	(61,287)

(8,579,570)	(8,899,981)	(25,266,922)	(38,822,059)

62,099,965	84,890,021	171,184,261	257,657,406
7,884,139	7,867,862	23,027,430	34,680,194
(183,045,893)	(204,609,808)	(615,169,862)	(682,270,905)

(113,061,789)	(111,851,925)	(420,958,171)	(389,933,305)

(157,802,300)	(59,486,033)	(494,631,444)	(264,729,565)

552,717,339	612,203,372	1,718,014,456	1,982,744,021

$394,915,039	$552,717,339	$1,223,383,012	$1,718,014,456

$199,110	$1,039,088	$207,002	$2,742,497

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income	$18,637,525	$27,600,395
Net realized gain (loss)	1,491,526	(144,072,298)
Net change in unrealized gain (loss)	(91,104,215)	259,264,217

Net increase (decrease) in net assets resulting from operations	(70,975,164)	142,792,314

Distributions to shareholders:

From net investment income
Class A Shares	(13,249,047)	(18,044,428)
Class B Shares	(977,438)	(1,455,482)
Class C Shares	(3,782,896)	(5,653,032)
Institutional Shares	(2,619,015)	(3,100,088)
Service Shares	(83,171)	(147,662)
Class IR Shares	(38,092)	(17,345)
Class R Shares	(101,061)	(83,448)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—

Total distributions to shareholders	(20,850,720)	(28,501,485)

From share transactions:

Proceeds from sales of shares	127,825,355	166,910,986
Reinvestment of distributions	19,118,901	25,556,001
Cost of shares redeemed	(451,370,226)	(495,756,132)

Net increase (decrease) in net assets resulting from share transactions	(304,425,970)	(303,289,145)

TOTAL INCREASE (DECREASE)	(396,251,854)	(188,998,316)

Net assets:

Beginning of year	1,387,095,464	1,576,093,780

End of year	$990,843,610	$1,387,095,464

Undistributed net investment income	$611,946	$2,815,928

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Income Strategies Portfolio		Satellite Strategies Portfolio
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

$1,251,192	$1,005,942	$36,352,813	$35,961,262
1,009,956	(181,434)	41,346,610	11,041,403
(3,244,973)	1,939,554	(114,736,113)	39,110,106

(983,825)	2,764,062	(37,036,690)	86,112,771

(734,439)	(474,747)	(8,064,969)	(9,836,151)
—	—	—	—
(324,933)	(209,473)	(3,497,707)	(4,035,693)
(332,994)	(383,148)	(22,795,678)	(21,325,019)
—	—	(1,032,198)	(982,725)
(33,502)	(16,286)	(1,699,866)	(956,154)
(2,192)	(3,659)	(29,716)	(32,581)

—	—	(811,314)	—
—	—	(479,486)	—
—	—	(2,373,524)	—
—	—	(116,741)	—
—	—	(243,375)	—
—	—	(3,451)	—

(1,428,060)	(1,087,313)	(41,148,025)	(37,168,323)

22,635,916	15,905,647	540,886,463	464,907,615
1,256,056	987,032	27,402,785	24,524,101
(13,426,625)	(13,245,331)	(292,703,026)	(181,090,384)

10,465,347	3,647,348	275,586,222	308,341,332

8,053,462	5,324,097	197,401,507	357,285,780

30,343,637	25,019,540	800,418,778	443,132,998

$38,397,099	$30,343,637	$997,820,285	$800,418,778

$1,726	$21,670	$6,937	$763,109

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$10.22	$0.15	$(0.34)	$(0.19)	$(0.17)	$—	$(0.17)
2011 - B	10.22	0.07	(0.34)	(0.27)	(0.09)	—	(0.09)
2011 - C	10.22	0.08	(0.35)	(0.27)	(0.09)	—	(0.09)
2011 - Institutional	10.23	0.20	(0.35)	(0.15)	(0.21)	—	(0.21)
2011 - Service	10.25	0.14	(0.35)	(0.21)	(0.16)	—	(0.16)
2011 - IR	10.21	0.24	(0.42)	(0.18)	(0.20)	—	(0.20)
2011 - R	10.18	0.14	(0.35)	(0.21)	(0.15)	—	(0.15)

2010 - A	9.65	0.21	0.60	0.81	(0.24)	—	(0.24)
2010 - B	9.65	0.13	0.60	0.73	(0.16)	—	(0.16)
2010 - C	9.65	0.13	0.60	0.73	(0.16)	—	(0.16)
2010 - Institutional	9.66	0.25	0.60	0.85	(0.28)	—	(0.28)
2010 - Service	9.67	0.21	0.60	0.81	(0.23)	—	(0.23)
2010 - IR	9.64	0.25	0.58	0.83	(0.26)	—	(0.26)
2010 - R	9.62	0.24	0.54	0.78	(0.22)	—	(0.22)

2009 - A	8.39	0.36	1.29	1.65	(0.39)	—	(0.39)
2009 - B	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - C	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - Institutional	8.39	0.40	1.29	1.69	(0.42)	—	(0.42)
2009 - Service	8.41	0.33	1.31	1.64	(0.38)	—	(0.38)
2009 - IR	8.38	0.51	1.16	1.67	(0.41)	—	(0.41)
2009 - R	8.38	0.46	1.16	1.62	(0.38)	—	(0.38)

2008 - A	11.08	0.30	(2.54)	(2.24)	(0.30)	(0.15)	(0.45)
2008 - B	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - C	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - Institutional	11.09	0.35	(2.56)	(2.21)	(0.34)	(0.15)	(0.49)
2008 - Service	11.10	0.30	(2.55)	(2.25)	(0.29)	(0.15)	(0.44)
2008 - IR	11.07	0.32	(2.53)	(2.21)	(0.33)	(0.15)	(0.48)
2008 - R	11.07	0.34	(2.60)	(2.26)	(0.28)	(0.15)	(0.43)

2007 - A	11.21	0.33	0.20	0.53	(0.34)	(0.32)	(0.66)
2007 - B	11.21	0.24	0.20	0.44	(0.25)	(0.32)	(0.57)
2007 - C	11.21	0.25	0.19	0.44	(0.25)	(0.32)	(0.57)
2007 - Institutional	11.22	0.37	0.20	0.57	(0.38)	(0.32)	(0.70)
2007 - Service	11.23	0.28	0.23	0.51	(0.32)	(0.32)	(0.64)
2007 - IR (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)
2007 - R (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	turnover
of year	return(c)	(in 000s)	net assets(d)	net assets(d)	net assets(b)	rate

$9.86	(1.88)%	$327,283	0.59%	0.64%	1.49%	38%
9.86	(2.65)	23,444	1.34	1.39	0.72	38
9.86	(2.64)	94,041	1.34	1.39	0.73	38
9.87	(1.48)	151,822	0.19	0.24	1.96	38
9.88	(2.09)	2,466	0.69	0.74	1.36	38
9.83	(1.79)	750	0.34	0.39	2.38	38
9.82	(2.11)	7,288	0.84	0.89	1.38	38

10.22	8.46	427,998	0.59	0.64	2.15	38
10.22	7.62	32,659	1.34	1.39	1.36	38
10.22	7.64	126,032	1.34	1.39	1.34	38
10.23	8.89	147,670	0.19	0.24	2.57	38
10.25	8.44	3,971	0.69	0.74	2.14	38
10.21	8.74	771	0.34	0.39	2.55	38
10.18	8.21	5,063	0.84	0.89	2.47	38

9.65	19.94	444,114	0.59	0.65	4.03	58
9.65	19.03	37,883	1.34	1.40	3.27	58
9.65	19.05	144,726	1.34	1.40	3.26	58
9.66	20.53	140,770	0.19	0.25	4.43	58
9.67	19.75	3,710	0.69	0.75	3.74	58
9.64	20.28	32	0.34	0.40	5.65	58
9.62	19.66	848	0.84	0.90	5.01	58

8.39	(20.35)	368,640	0.59	0.65	2.97	52
8.39	(20.96)	34,376	1.34	1.40	2.15	52
8.39	(20.96)	130,433	1.34	1.40	2.15	52
8.39	(20.10)	155,233	0.19	0.25	3.54	52
8.41	(20.42)	4,433	0.69	0.75	2.93	52
8.38	(20.17)	8	0.34	0.40	3.15	52
8.38	(20.57)	22	0.84	0.90	3.52	52

11.08	4.66	365,794	0.59	0.66	2.91	34
11.08	3.96	41,072	1.34	1.41	2.05	34
11.08	3.92	159,007	1.34	1.41	2.18	34
11.09	5.15	130,286	0.19	0.26	3.20	34
11.10	4.61	5,973	0.70	0.77	2.44	34
11.07	(0.38)	10	0.34 (e)	0.35 (e)	0.96 (f)	34
11.07	(0.43)	10	0.84 (e)	0.85 (e)	1.00 (f)	34

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$11.33	$0.20	$(1.05)	$(0.85)	$(0.25)	$—	$(0.25)
2011 - B	10.93	0.11	(1.01)	(0.90)	(0.16)	—	(0.16)
2011 - C	10.88	0.11	(1.01)	(0.90)	(0.16)	—	(0.16)
2011 - Institutional	11.45	0.25	(1.07)	(0.82)	(0.30)	—	(0.30)
2011 - Service	11.22	0.16	(1.02)	(0.86)	(0.22)	—	(0.22)
2011 - IR	11.23	0.27	(1.08)	(0.81)	(0.29)	—	(0.29)
2011 - R	11.26	0.21	(1.08)	(0.87)	(0.23)	—	(0.23)

2010 - A	10.24	0.19	1.11	1.30	(0.21)	—	(0.21)
2010 - B	9.88	0.11	1.06	1.17	(0.12)	—	(0.12)
2010 - C	9.84	0.10	1.06	1.16	(0.12)	—	(0.12)
2010 - Institutional	10.35	0.27	1.08	1.35	(0.25)	—	(0.25)
2010 - Service	10.14	0.17	1.10	1.27	(0.19)	—	(0.19)
2010 - IR	10.16	0.24	1.07	1.31	(0.24)	—	(0.24)
2010 - R	10.22	0.41	0.85	1.26	(0.22)	—	(0.22)

2009 - A	8.04	0.16	2.19	2.35	(0.15)	—	(0.15)
2009 - B	7.77	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - C	7.73	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - Institutional	8.12	0.19	2.23	2.42	(0.19)	—	(0.19)
2009 - Service	7.96	0.15	2.17	2.32	(0.14)	—	(0.14)
2009 - IR	7.98	0.84	1.53	2.37	(0.19)	—	(0.19)
2009 - R	8.01	0.27	2.09	2.36	(0.15)	—	(0.15)

2008 - A	15.63	0.19	(6.87)	(6.68)	(0.25)	(0.66)	(0.91)
2008 - B	15.10	0.10	(6.61)	(6.51)	(0.16)	(0.66)	(0.82)
2008 - C	15.03	0.10	(6.58)	(6.48)	(0.16)	(0.66)	(0.82)
2008 - Institutional	15.81	0.26	(6.98)	(6.72)	(0.31)	(0.66)	(0.97)
2008 - Service	15.50	0.19	(6.83)	(6.64)	(0.24)	(0.66)	(0.90)
2008 - IR	15.57	0.24	(6.88)	(6.64)	(0.29)	(0.66)	(0.95)
2008 - R	15.57	0.19	(6.87)	(6.68)	(0.22)	(0.66)	(0.88)

2007 - A	16.04	0.29	0.48	0.77	(0.49)	(0.69)	(1.18)
2007 - B	15.55	0.14	0.49	0.63	(0.39)	(0.69)	(1.08)
2007 - C	15.48	0.15	0.48	0.63	(0.39)	(0.69)	(1.08)
2007 - Institutional	16.20	0.45	0.40	0.85	(0.55)	(0.69)	(1.24)
2007 - Service	15.92	0.28	0.47	0.75	(0.48)	(0.69)	(1.17)
2007 - IR (Commenced November 30, 2007)	17.08	0.27	(0.54)	(0.27)	(0.55)	(0.69)	(1.24)
2007 - R (Commenced November 30, 2007)	17.08	0.26	(0.53)	(0.27)	(0.55)	(0.69)	(1.24)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	turnover
of year	return(c)	(in 000s)	net assets(d)	net assets(d)	net assets(b)	rate

$10.23	(7.52)%	$208,169	0.59%	0.66%	1.77%	18%
9.87	(8.26)	20,844	1.34	1.41	1.03	18
9.82	(8.28)	112,247	1.34	1.41	1.05	18
10.33	(7.16)	46,797	0.19	0.26	2.20	18
10.14	(7.63)	1,246	0.69	0.76	1.39	18
10.13	(7.25)	539	0.34	0.41	2.45	18
10.16	(7.71)	5,073	0.84	0.91	1.91	18

11.33	12.66	296,969	0.59	0.66	1.79	27
10.93	11.89	29,225	1.34	1.41	1.09	27
10.88	11.83	158,142	1.34	1.41	1.04	27
11.45	13.09	59,900	0.19	0.26	2.52	27
11.22	12.53	3,540	0.69	0.76	1.61	27
11.23	12.89	553	0.34	0.41	2.36	27
11.26	12.34	4,389	0.84	0.91	3.90	27

10.24	29.26	340,567	0.59	0.67	1.81	34
9.88	28.22	33,103	1.34	1.42	1.01	34
9.84	28.39	182,232	1.34	1.42	1.02	34
10.35	29.81	50,926	0.19	0.27	2.22	34
10.14	29.22	4,770	0.69	0.77	1.76	34
10.16	29.70	320	0.34	0.42	8.65	34
10.22	29.56	285	0.84	0.92	2.92	34

8.04	(42.52)	300,859	0.59	0.66	1.43	22
7.77	(42.91)	31,403	1.34	1.41	0.80	22
7.73	(42.93)	170,281	1.34	1.41	0.76	22
8.12	(42.28)	39,471	0.19	0.26	2.01	22
7.96	(42.59)	4,069	0.69	0.76	1.48	22
7.98	(42.41)	6	0.34	0.41	1.87	22
8.01	(42.64)	6	0.84	0.91	1.43	22

15.63	4.97	631,909	0.60	0.64	1.70	33
15.10	4.16	59,979	1.35	1.39	0.86	33
15.03	4.23	341,389	1.35	1.39	0.94	33
15.81	5.41	76,432	0.20	0.24	2.66	33
15.50	4.88	8,039	0.70	0.74	1.68	33
15.57	(1.41)	10	0.34 (e)	0.35 (e)	1.64 (f)	33
15.57	(1.46)	10	0.84 (e)	0.85 (e)	1.59 (f)	33

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$10.55	$0.17	$(0.53)	$(0.36)	$(0.21)	$—	$(0.21)
2011 - B	10.53	0.10	(0.54)	(0.44)	(0.14)	—	(0.14)
2011 - C	10.49	0.10	(0.53)	(0.43)	(0.14)	—	(0.14)
2011 - Institutional	10.59	0.22	(0.54)	(0.32)	(0.25)	—	(0.25)
2011 - Service	10.53	0.17	(0.53)	(0.36)	(0.20)	—	(0.20)
2011 - IR	10.52	0.40	(0.73)	(0.33)	(0.24)	—	(0.24)
2011 - R	10.52	0.18	(0.57)	(0.39)	(0.19)	—	(0.19)

2010 - A	9.81	0.22	0.76	0.98	(0.24)	—	(0.24)
2010 - B	9.79	0.15	0.76	0.91	(0.17)	—	(0.17)
2010 - C	9.76	0.15	0.75	0.90	(0.17)	—	(0.17)
2010 - Institutional	9.84	0.27	0.77	1.04	(0.29)	—	(0.29)
2010 - Service	9.79	0.23	0.75	0.98	(0.24)	—	(0.24)
2010 - IR	9.79	0.27	0.73	1.00	(0.27)	—	(0.27)
2010 - R	9.78	0.30	0.67	0.97	(0.23)	—	(0.23)

2009 - A	8.11	0.35	1.71	2.06	(0.36)	—	(0.36)
2009 - B	8.10	0.29	1.70	1.99	(0.30)	—	(0.30)
2009 - C	8.07	0.28	1.71	1.99	(0.30)	—	(0.30)
2009 - Institutional	8.14	0.34	1.76	2.10	(0.40)	—	(0.40)
2009 - Service	8.10	0.32	1.72	2.04	(0.35)	—	(0.35)
2009 - IR	8.10	0.28	1.79	2.07	(0.38)	—	(0.38)
2009 - R	8.10	0.75	1.28	2.03	(0.35)	—	(0.35)

2008 - A	12.88	0.28	(4.38)	(4.10)	(0.32)	(0.35)	(0.67)
2008 - B	12.85	0.20	(4.36)	(4.16)	(0.24)	(0.35)	(0.59)
2008 - C	12.81	0.20	(4.35)	(4.15)	(0.24)	(0.35)	(0.59)
2008 - Institutional	12.92	0.33	(4.39)	(4.06)	(0.37)	(0.35)	(0.72)
2008 - Service	12.86	0.29	(4.39)	(4.10)	(0.31)	(0.35)	(0.66)
2008 - IR	12.87	0.33	(4.40)	(4.07)	(0.35)	(0.35)	(0.70)
2008 - R	12.87	0.26	(4.38)	(4.12)	(0.30)	(0.35)	(0.65)

2007 - A	12.95	0.31	0.34	0.65	(0.41)	(0.31)	(0.72)
2007 - B	12.92	0.21	0.35	0.56	(0.32)	(0.31)	(0.63)
2007 - C	12.89	0.22	0.33	0.55	(0.32)	(0.31)	(0.63)
2007 - Institutional	12.98	0.36	0.35	0.71	(0.46)	(0.31)	(0.77)
2007 - Service	12.92	0.27	0.38	0.65	(0.40)	(0.31)	(0.71)
2007 - IR (Commenced November 30, 2007)	13.61	0.16	(0.27)	(0.11)	(0.32)	(0.31)	(0.63)
2007 - R (Commenced November 30, 2007)	13.61	0.16	(0.28)	(0.12)	(0.31)	(0.31)	(0.62)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	turnover
of year	return(c)	(in 000s)	net assets(d)	net assets(d)	net assets(b)	rate

$9.98	(3.46)%	$750,376	0.59%	0.62%	1.62%	35%
9.95	(4.18)	72,331	1.34	1.37	0.90	35
9.92	(4.10)	250,381	1.34	1.37	0.91	35
10.02	(3.04)	140,119	0.19	0.22	2.12	35
9.97	(3.48)	4,073	0.69	0.72	1.57	35
9.95	(3.18)	1,719	0.34	0.37	3.99	35
9.94	(3.77)	4,384	0.84	0.87	1.68	35

10.55	10.12	1,097,565	0.59	0.62	2.24	31
10.53	9.35	102,328	1.34	1.37	1.51	31
10.49	9.27	353,844	1.34	1.37	1.46	31
10.59	10.64	154,835	0.19	0.22	2.69	31
10.53	10.04	5,918	0.69	0.72	2.27	31
10.52	10.34	210	0.34	0.37	2.75	31
10.52	9.96	3,314	0.84	0.87	3.02	31

9.81	25.87	1,272,519	0.59	0.63	4.04	40
9.79	24.84	116,466	1.34	1.38	3.31	40
9.76	24.92	424,560	1.34	1.38	3.23	40
9.84	26.27	162,453	0.19	0.23	3.95	40
9.79	25.63	6,124	0.69	0.73	3.69	40
9.79	25.99	39	0.34	0.38	2.94	40
9.78	25.50	583	0.84	0.88	8.02	40

8.11	(31.94)	1,214,344	0.59	0.63	2.49	39
8.10	(32.40)	107,669	1.34	1.38	1.79	39
8.07	(32.42)	441,004	1.34	1.38	1.76	39
8.14	(31.63)	285,106	0.19	0.23	2.90	39
8.10	(31.98)	8,051	0.69	0.73	2.60	39
8.10	(31.79)	7	0.34	0.38	2.89	39
8.10	(32.12)	22	0.84	0.88	2.29	39

12.88	5.12	2,088,839	0.59	0.61	2.34	36
12.85	4.37	178,132	1.34	1.36	1.54	36
12.81	4.35	755,381	1.34	1.36	1.63	36
12.92	5.49	435,385	0.19	0.21	2.68	36
12.86	5.08	11,941	0.70	0.72	2.04	36
12.87	(0.74)	10	0.34 (e)	0.34 (e)	1.24 (f)	36
12.87	(0.79)	10	0.84 (e)	0.84 (e)	1.20 (f)	36

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$10.75	$0.19	(d)	$(0.84)	$(0.65)	$(0.24)	$—	$(0.24)
2011 - B	10.80	0.11	(d)	(0.85)	(0.74)	(0.14)	—	(0.14)
2011 - C	10.70	0.11	(d)	(0.83)	(0.72)	(0.15)	—	(0.15)
2011 - Institutional	10.77	0.22	(d)	(0.83)	(0.61)	(0.29)	—	(0.29)
2011 - Service	10.72	0.18	(d)	(0.84)	(0.66)	(0.23)	—	(0.23)
2011 - IR	10.65	0.30	(d)	(0.92)	(0.62)	(0.28)	—	(0.28)
2011 - R	10.55	0.20	(d)	(0.87)	(0.67)	(0.23)	—	(0.23)

2010 - A	9.87	0.22	(d)	0.91	1.13	(0.25)	—	(0.25)
2010 - B	9.91	0.14	(d)	0.91	1.05	(0.16)	—	(0.16)
2010 - C	9.83	0.14	(d)	0.89	1.03	(0.16)	—	(0.16)
2010 - Institutional	9.89	0.28	(d)	0.90	1.18	(0.30)	—	(0.30)
2010 - Service	9.85	0.21	(d)	0.90	1.11	(0.24)	—	(0.24)
2010 - IR	9.79	0.26	(d)	0.88	1.14	(0.28)	—	(0.28)
2010 - R	9.71	0.27	(d)	0.82	1.09	(0.25)	—	(0.25)

2009 - A	7.87	0.24	(d)	2.00	2.24	(0.24)	—	(0.24)
2009 - B	7.90	0.17	(d)	2.01	2.18	(0.17)	—	(0.17)
2009 - C	7.83	0.16	(d)	2.01	2.17	(0.17)	—	(0.17)
2009 - Institutional	7.88	0.27	(d)	2.02	2.29	(0.28)	—	(0.28)
2009 - Service	7.84	0.19	(d)	2.04	2.23	(0.22)	—	(0.22)
2009 - IR	7.81	0.88	(d)	1.38	2.26	(0.28)	—	(0.28)
2009 - R	7.78	0.60	(d)	1.59	2.19	(0.26)	—	(0.26)

2008 - A	14.35	0.28		(5.95)	(5.67)	(0.31)	(0.50)	(0.81)
2008 - B	14.34	0.18		(5.91)	(5.73)	(0.21)	(0.50)	(0.71)
2008 - C	14.22	0.17		(5.85)	(5.68)	(0.21)	(0.50)	(0.71)
2008 - Institutional	14.41	0.31		(5.97)	(5.66)	(0.37)	(0.50)	(0.87)
2008 - Service	14.29	0.27		(5.93)	(5.66)	(0.29)	(0.50)	(0.79)
2008 - IR	14.29	0.30		(5.93)	(5.63)	(0.35)	(0.50)	(0.85)
2008 - R	14.29	0.27		(5.94)	(5.67)	(0.34)	(0.50)	(0.84)

2007 - A	14.57	0.30	(d)	0.35	0.65	(0.45)	(0.42)	(0.87)
2007 - B	14.58	0.18	(d)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - C	14.46	0.18	(d)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - Institutional	14.61	0.33	(d)	0.39	0.72	(0.50)	(0.42)	(0.92)
2007 - Service	14.53	0.32	(d)	0.31	0.63	(0.45)	(0.42)	(0.87)
2007 - IR (Commenced November 30, 2007)	15.41	0.22	(d)	(0.41)	(0.19)	(0.51)	(0.42)	(0.93)
2007 - R Commenced November 30, 2007)	15.41	0.21	(d)	(0.41)	(0.20)	(0.50)	(0.42)	(0.92)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(a)	rate

$9.86	(6.08)%	$562,262	0.59%	0.63%	1.73%	35%
9.92	(6.82)	68,563	1.34	1.38	0.98	35
9.83	(6.77)	257,778	1.34	1.38	0.99	35
9.87	(5.69)	92,807	0.19	0.23	2.08	35
9.83	(6.18)	3,644	0.69	0.73	1.65	35
9.75	(5.85)	1,376	0.34	0.38	2.90	35
9.65	(6.39)	4,413	0.84	0.88	1.88	35

10.75	11.46	789,340	0.59	0.63	2.16	28
10.80	10.63	97,344	1.34	1.38	1.39	28
10.70	10.52	373,504	1.34	1.38	1.37	28
10.77	11.90	115,999	0.19	0.23	2.78	28
10.72	11.30	6,647	0.69	0.73	2.14	28
10.65	11.66	675	0.34	0.38	2.61	28
10.55	11.20	3,588	0.84	0.88	2.73	28

9.87	28.55	902,200	0.59	0.64	2.73	39
9.91	27.64	114,216	1.34	1.39	1.97	39
9.83	27.74	444,309	1.34	1.39	1.92	39
9.89	29.12	106,456	0.19	0.24	3.16	39
9.85	28.48	7,182	0.69	0.74	2.29	39
9.79	29.00	546	0.34	0.39	9.20	39
9.71	28.27	1,184	0.84	0.89	6.30	39

7.87	(39.31)	853,210	0.59	0.64	1.95	33
7.90	(39.76)	111,318	1.34	1.39	1.25	33
7.83	(39.77)	465,634	1.34	1.39	1.21	33
7.88	(39.09)	97,798	0.19	0.24	2.63	33
7.84	(39.38)	8,881	0.69	0.74	1.79	33
7.81	(39.21)	6	0.34	0.39	2.39	33
7.78	(39.44)	32	0.84	0.89	2.18	33

14.35	4.58	1,756,012	0.60	0.62	1.96	36
14.34	3.74	222,083	1.35	1.37	1.18	36
14.22	3.79	955,014	1.35	1.37	1.20	36
14.41	5.00	206,475	0.20	0.22	2.15	36
14.29	4.42	18,224	0.70	0.72	2.11	36
14.29	(1.14)	10	0.34 (e)	0.34 (e)	1.47 (f)	36
14.29	(1.19)	10	0.84 (e)	0.84 (e)	1.43 (f)	36

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net		From net
	beginning	investment		and unrealized	investment	investment		realized	Total
Year - Share Class	of period	income(a)(b)		gain (loss)	operations	income		gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$8.58	$0.28		$(0.43)	$(0.15)	$(0.31)		$—	$(0.31)
2011 - C	8.62	0.22		(0.43)	(0.21)	(0.25)		—	(0.25)
2011 - Institutional	8.56	0.31		(0.42)	(0.11)	(0.35)		—	(0.35)
2011 - IR	8.57	0.30		(0.42)	(0.12)	(0.34)		—	(0.34)
2011 - R	8.61	0.27		(0.44)	(0.17)	(0.29)		—	(0.29)

2010 - A	7.96	0.33		0.63	0.96	(0.34)		—	(0.34)
2010 - C	8.00	0.27		0.63	0.90	(0.28)		—	(0.28)
2010 - Institutional	7.95	0.35		0.64	0.99	(0.38)		—	(0.38)
2010 - IR	7.95	0.37		0.61	0.98	(0.36)		—	(0.36)
2010 - R	7.99	0.31		0.63	0.94	(0.32)		—	(0.32)

2009 - A	6.57	0.39		1.37	1.76	(0.37)		—	(0.37)
2009 - C	6.56	0.33		1.37	1.70	(0.26)		—	(0.26)
2009 - Institutional	6.57	0.40		1.40	1.80	(0.42)		—	(0.42)
2009 - IR	6.57	0.39		1.38	1.77	(0.39)		—	(0.39)
2009 - R	6.57	0.36		1.39	1.75	(0.33)		—	(0.33)

2008 - A	9.75	0.35		(2.92)	(2.57)	(0.39	)(e)	(0.22)	(0.61)
2008 - C	9.74	0.29		(2.92)	(2.63)	(0.33	)(e)	(0.22)	(0.55)
2008 - Institutional	9.75	0.38		(2.92)	(2.54)	(0.42	)(e)	(0.22)	(0.64)
2008 - IR	9.75	0.37		(2.92)	(2.55)	(0.41	)(e)	(0.22)	(0.63)
2008 - R	9.75	0.33		(2.91)	(2.58)	(0.38	)(e)	(0.22)	(0.60)

FOR THE PERIOD ENDED DECEMBER 31,
2007 - A (Commenced March 30, 2007)	10.00	0.34(f	)	(0.25)	0.09	(0.34)		—	(0.34)
2007 - C (Commenced March 30, 2007)	10.00	0.31(f	)	(0.27)	0.04	(0.30)		—	(0.30)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.36(f	)	(0.24)	0.12	(0.37)		—	(0.37)
2007 - IR (Commenced November 30, 2007)	9.97	0.12		(0.19)	(0.07)	(0.15)		—	(0.15)
2007 - R (Commenced November 30, 2007)	9.97	0.11		(0.18)	(0.07)	(0.15)		—	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Includes a distribution from capital of $0.03 per share.
(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.07% of average net assets.
(g)	Annualized.
(h)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$8.12	(1.78)%	$18,278	0.57%		1.18%		3.34%		51%
8.16	(2.50)	10,732	1.32		1.93		2.59		51
8.10	(1.39)	8,125	0.17		0.78		3.69		51
8.11	(1.54)	1,179	0.32		0.93		3.57		51
8.15	(2.01)	83	0.82		1.43		3.12		51

8.58	12.36	14,054	0.57		1.44		4.00		70
8.62	11.46	8,130	1.32		2.19		3.31		70
8.56	12.83	7,614	0.17		1.04		4.31		70
8.57	12.66	501	0.32		1.19		4.49		70
8.61	12.00	45	0.82		1.69		3.78		70

7.96	27.39	10,619	0.57		1.76		5.44		34
8.00	26.53	4,674	1.32		2.51		4.64		34
7.95	27.92	9,708	0.17		1.36		5.73		34
7.95	27.73	9	0.32		1.51		5.57		34
7.99	27.23	9	0.82		2.01		5.07		34

6.57	(26.81)	5,305	0.57		2.17		4.03		98
6.56	(27.36)	3,188	1.32		2.92		3.33		98
6.57	(26.59)	7,541	0.17		1.77		4.38		98
6.57	(26.75)	7	0.32		1.92		4.25		98
6.57	(27.01)	7	0.82		2.42		3.74		98

9.75	0.83	5,969	0.64	(f)(g)	3.36	(f)(g)	4.50	(f)(g)	36
9.74	0.24	2,960	1.39	(f)(g)	4.11	(f)(g)	4.08	(f)(g)	36
9.75	1.20	11,934	0.24	(f)(g)	2.96	(f)(g)	4.74	(f)(g)	36
9.75	(0.67)	10	0.32	(g)	0.68	(g)	1.17	(h)	36
9.75	(0.71)	10	0.82	(g)	1.18	(g)	1.13	(h)	36

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	Investment	Investment	Realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	$7.95	$0.28	(d)	$(0.53)	$(0.25)	$(0.28)	$(0.03)	$(0.31)
2011 - C	7.92	0.23	(d)	(0.53)	(0.30)	(0.23)	(0.03)	(0.26)
2011 - Institutional	7.94	0.32	(d)	(0.53)	(0.21)	(0.32)	(0.03)	(0.35)
2011 - Service	7.92	0.28	(d)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - IR	7.94	0.32	(d)	(0.54)	(0.22)	(0.31)	(0.03)	(0.34)
2011 - R	7.93	0.26	(d)	(0.52)	(0.26)	(0.27)	(0.03)	(0.30)

2010 - A	7.34	0.40		0.62	1.02	(0.41)	—	(0.41)
2010 - C	7.31	0.34		0.63	0.97	(0.36)	—	(0.36)
2010 - Institutional	7.33	0.42		0.63	1.05	(0.44)	—	(0.44)
2010 - Service	7.31	0.38		0.63	1.01	(0.40)	—	(0.40)
2010 - IR	7.34	0.42		0.61	1.03	(0.43)	—	(0.43)
2010 - R	7.32	0.41		0.59	1.00	(0.39)	—	(0.39)

2009 - A	5.58	0.36	(d)	1.69	2.05	(0.27)	(0.02)	(0.29)
2009 - C	5.56	0.31	(d)	1.69	2.00	(0.23)	(0.02)	(0.25)
2009 - Institutional	5.57	0.42	(d)	1.66	2.08	(0.30)	(0.02)	(0.32)
2009 - Service	5.56	0.53	(d)	1.51	2.04	(0.27)	(0.02)	(0.29)
2009 - IR	5.58	0.96	(d)	1.11	2.07	(0.29)	(0.02)	(0.31)
2009 - R	5.57	0.50	(d)	1.53	2.03	(0.26)	(0.02)	(0.28)

2008 - A	10.18	0.28	(d)	(4.51)	(4.23)	(0.33)	(0.04)	(0.37)
2008 - C	10.15	0.23	(d)	(4.51)	(4.28)	(0.27)	(0.04)	(0.31)
2008 - Institutional	10.17	0.35	(d)	(4.55)	(4.20)	(0.36)	(0.04)	(0.40)
2008 - Service (Commenced August 29, 2008)	9.30	0.13	(d)	(3.60)	(3.47)	(0.23)	(0.04)	(0.27)
2008 - IR	10.17	0.27	(d)	(4.47)	(4.20)	(0.35)	(0.04)	(0.39)
2008 - R	10.17	0.29	(d)	(4.54)	(4.25)	(0.31)	(0.04)	(0.35)

FOR THE PERIOD ENDED DECEMBER 31,
2007 - A (Commenced March 30, 2007)	10.00	0.51	(d)(f)	0.03	0.54	(0.31)	(0.05)	(0.36)
2007 - C (Commenced March 30, 2007)	10.00	0.46	(d)(f)	0.02	0.48	(0.28)	(0.05)	(0.33)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.38	(d)(f)	0.17	0.55	(0.33)	(0.05)	(0.38)
2007 - IR (Commenced November 30, 2007)	10.51	0.16	(d)	(0.23)	(0.07)	(0.22)	(0.05)	(0.27)
2007 - R (Commenced November 30, 2007)	10.51	0.15	(d)	(0.22)	(0.07)	(0.22)	(0.05)	(0.27)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.
(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.004 per share and approximately 0.04% of average net assets.
(g)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		Turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)		rate

$7.39	(3.17)%	$201,416	0.57%		0.61%		3.59%		35%
7.36	(3.88)	117,790	1.32		1.36		2.88		35
7.38	(2.77)	590,521	0.17		0.21		4.07		35
7.36	(3.26)	28,306	0.67		0.71		3.54		35
7.38	(2.91)	58,940	0.32		0.36		4.12		35
7.37	(3.42)	846	0.82		0.86		3.33		35

7.95	14.20	212,886	0.57		0.63		5.78		18
7.92	13.48	101,615	1.32		1.38		5.17		18
7.94	14.66	442,808	0.17		0.23		6.30		18
7.92	14.17	22,401	0.67		0.73		5.97		18
7.94	14.34	19,947	0.32		0.38		6.21		18
7.93	14.01	761	0.82		0.88		6.13		18

7.34	37.31	131,389	0.57		0.71		5.66		58
7.31	36.29	50,972	1.32		1.46		4.81		58
7.33	37.89	242,969	0.17		0.31		6.37		58
7.31	37.17	11,311	0.67		0.81		7.60		58
7.34	37.70	6,331	0.32		0.46		13.43		58
7.32	36.96	160	0.82		0.96		7.44		58

5.58	(41.99)	57,958	0.57		0.84		3.27		50
5.56	(42.43)	26,696	1.32		1.59		2.67		50
5.57	(41.81)	54,327	0.17		0.44		4.24		50
5.56	(37.37)	222	0.67(e	)	0.94(e	)	2.20	(g)	50
5.58	(41.79)	4	0.32		0.59		2.92		50
5.57	(42.16)	21	0.82		1.09		3.55		50

10.18	5.48	28,671	0.65(e	)(f)	2.26(e	)(f)	6.53(e	)(f)	52
10.15	4.80	13,312	1.40(e	)(f)	3.01(e	)(f)	5.92(e	)(f)	52
10.17	5.57	13,356	0.25(e	)(f)	1.86(e	)(f)	4.93(e	)(f)	52
10.17	(0.61)	10	0.32	(e)	0.45	(e)	1.51	(g)	52
10.17	(0.65)	10	0.82	(e)	0.95	(e)	1.46	(g)	52

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements
December 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Portfolio	Share Classes Offered*	Non-diversified

Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy	A, B, C, Institutional, Service, IR, R	Diversified

Income Strategies	A, C, Institutional, IR, R	Diversified

Satellite Strategies	A, C, Institutional, Service, IR, R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CSDC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.
The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Portfolios, as well as the Underlying Funds, is to value investments at market value. Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value.
The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV of the investment company on the valuation date.
The Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distribution received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily on net unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses.
Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Portfolio	Declared/Paid	Declared/Paid

Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually

Equity Growth Strategy and Growth Strategy	Annually	Annually

Income Strategies	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Repurchase Agreements — The Portfolios may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held at the Portfolios’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Portfolios, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolios maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).
The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. FAIR VALUE OF INVESTMENTS (continued)

All shares of the Underlying Funds held by the Portfolios are classified as Level 1 securities. Please refer to the Schedule of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Income Strategies and Satellite Strategies Portfolios and 0.15% for each other Portfolio.

B. Distribution and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended December 31, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Portfolio	Class A	Class C

Balanced Strategy	$158,500	$— *

Equity Growth Strategy	50,800	600

Growth and Income Strategy	214,700	800

Growth Strategy	126,500	300

Income Strategies	8,700	—

Satellite Strategies	240,700	—

*	Amount is less than $100.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Income Strategies and Satellite Strategies Portfolios and 0.004% for each other Portfolio. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Portfolios’ expenses.
As of December 31, 2011, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Portfolio	Fees	Fees	Agent Fees	Total

Balanced Strategy	$78	$174	$79	$331

Equity Growth Strategy	51	162	58	271

Growth and Income Strategy	157	442	182	781

Growth Strategy	127	401	149	677

Income Strategies	4	13	5	22

Satellite Strategies	105	143	83	331

G. Line of Credit Facility — As of December 31, 2011, the Portfolios participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2011, the Portfolios did not have any borrowings under the facility.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The table below shows the transactions in and earnings from investments in these affiliated Funds for the fiscal year ended December 31, 2011 (in thousands):

Balanced Strategy Portfolio
				Net	Change in
	Market			Realized	Unrealized	Market		Capital
	Value	Purchases	Proceeds	Gain	Appreciation	Value	Dividend	Gain
Underlying Funds	12/31/2010	at Cost*	from Sales	(Loss)	(Depreciation)	12/31/2011	Income	Distributions

Goldman Sachs Commodity Strategy Fund	27,234	2,165	(8,820)	441	(709)	20,311	545	—

Goldman Sachs Core Fixed Income Fund	49,193	38,000	(43,787)	1,677	1,718	46,801	1,503	—

Goldman Sachs Emerging Markets Debt Fund	10,758	5,677	(5,446)	552	(461)	11,080	469	72

Goldman Sachs Global Income Fund	135,952	60,001	(55,784)	239	2,211	142,619	3,006	—

Goldman Sachs High Yield Fund	24,463	16,825	(12,738)	491	(2,247)	26,794	1,870	240

Goldman Sachs International Real Estate Securities Fund	12,916	1,171	(4,168)	(548)	(1,705)	7,666	336	—

Goldman Sachs Large Cap Value Fund	19,734	8,073	(10,148)	801	(1,664)	16,796	221	—

Goldman Sachs Local Emerging Markets Debt Fund	11,339	2,890	(8,226)	902	(1,321)	5,584	444	18

Goldman Sachs Real Estate Securities Fund	12,297	816	(4,869)	1,323	(389)	9,178	209	—

Goldman Sachs Short Duration Government Fund	147,936	42,357	(48,894)	(421)	657	141,635	1,223	26

Goldman Sachs Strategic Growth Fund	20,395	10,526	(11,399)	1,018	(965)	19,575	90	—

Goldman Sachs Structured Emerging Markets Equity Fund	21,591	877	(20,563)	6,010	(7,763)	152	119	—

Goldman Sachs Structured International Equity Fund	106,085	42,825	(78,741)	(1,334)	(23,681)	45,154	3,004	—

Goldman Sachs Structured International Small Cap Fund	22,087	1,502	(8,459)	1,939	(4,388)	12,681	383	—

Goldman Sachs Structured Large Cap Growth Fund	47,699	23,908	(28,210)	5,122	(2,573)	45,946	545	—

Goldman Sachs Structured Large Cap Value Fund	45,889	17,890	(26,310)	4,873	(3,102)	39,240	674	—

Goldman Sachs Structured Small Cap Equity Fund	29,462	7,498	(23,297)	9,345	(9,016)	13,992	102	—

Total	745,030	283,001	(399,859)	32,430	(55,398)	605,204	14,743	356

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Equity Growth Strategy Portfolio
				Net	Change in
	Market			Realized	Unrealized	Market
	Value	Purchases	Proceeds	Gain	Appreciation	Value	Dividend
Underlying Funds	12/31/2010	at Cost*	from Sales	(Loss)	(Depreciation)	12/31/2011	Income

Goldman Sachs Commodity Strategy Fund	32,820	4,519	(9,194)	367	(971)	27,541	665

Goldman Sachs International Real Estate Securities Fund	8,551	5,900	(2,713)	(1,516)	(1,190)	9,032	296

Goldman Sachs Large Cap Value Fund	34,598	7,664	(10,752)	833	(3,008)	29,335	483

Goldman Sachs Real Estate Securities Fund	8,124	5,233	(3,053)	(14)	525	10,815	165

Goldman Sachs Strategic Growth Fund	35,760	7,041	(11,020)	929	(1,422)	31,288	179

Goldman Sachs Structured Emerging Markets Equity Fund	27,960	2,634	(15,322)	1,267	(4,781)	11,758	212

Goldman Sachs Structured International Equity Fund	195,810	35,056	(85,148)	(16,706)	(20,765)	108,247	6,740

Goldman Sachs Structured International Small Cap Fund	20,501	907	(6,254)	1,353	(3,911)	12,596	383

Goldman Sachs Structured Large Cap Growth Fund	83,868	15,445	(28,906)	(933)	3,986	73,460	1,083

Goldman Sachs Structured Large Cap Value Fund	80,374	12,495	(26,409)	(656)	2,752	68,556	1,366

Goldman Sachs Structured Small Cap Equity Fund	25,850	5,606	(17,534)	4,589	(4,629)	13,882	117

Total	554,216	102,500	(216,305)	(10,487)	(33,414)	396,510	11,689

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio
				Net	Change in
	Market			Realized	Unrealized	Market		Capital
	Value	Purchases	Proceeds	Gain	Appreciation	Value	Dividend	Gain
Underlying Funds	12/31/2010	at Cost*	from Sales	(Loss)	(Depreciation)	12/31/2011	Income	Distributions

Goldman Sachs Commodity Strategy Fund	91,424	4,540	(30,896)	1,542	(2,308)	64,302	1,757	—

Goldman Sachs Core Fixed Income Fund	125,079	87,239	(108,956)	4,360	3,801	111,523	3,622	—

Goldman Sachs Emerging Markets Debt Fund	25,398	11,330	(14,082)	1,059	(848)	22,857	1,047	153

Goldman Sachs Global Income Fund	299,678	138,730	(147,885)	1,208	3,963	295,694	6,342	—

Goldman Sachs High Yield Fund	33,154	9,569	(22,175)	1,287	(2,469)	19,366	1,709	133

Goldman Sachs International Real Estate Securities Fund	28,634	1,590	(9,582)	(6,241)	1,434	15,835	702	—

Goldman Sachs Large Cap Value Fund	68,496	17,010	(30,693)	2,347	(5,832)	51,328	748	—

Goldman Sachs Local Emerging Markets Debt Fund	26,742	5,762	(19,886)	271	(1,136)	11,753	986	37

Goldman Sachs Real Estate Securities Fund	27,175	752	(10,936)	2,821	(893)	18,919	442	—

Goldman Sachs Short Duration Government Fund	22,342	77,546	(47,193)	(223)	138	52,610	329	14

Goldman Sachs Strategic Growth Fund	70,687	21,602	(34,699)	3,064	(3,527)	57,127	290	—

Goldman Sachs Structured Emerging Markets Equity Fund	61,675	839	(44,975)	9,542	(15,639)	11,442	246	—

Goldman Sachs Structured International Equity Fund	378,278	96,849	(226,550)	(1,597)	(74,085)	172,895	10,639	—

Goldman Sachs Structured International Small Cap Fund	58,606	2,016	(22,829)	6,213	(12,511)	31,495	953	—

Goldman Sachs Structured Large Cap Growth Fund	165,375	48,098	(86,763)	3,343	3,913	133,966	1,755	—

Goldman Sachs Structured Large Cap Value Fund	159,121	36,147	(80,351)	7,610	(2,680)	119,847	2,326	—

Goldman Sachs Structured Small Cap Equity Fund	75,297	13,644	(54,786)	22,486	(21,880)	34,761	295	—

Total	1,717,161	573,263	(993,237)	59,092	(130,559)	1,225,720	34,188	337

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio
				Net	Change in
	Market			Realized	Unrealized	Market		Capital
	Value	Purchases	Proceeds	Gain	Appreciation	Value	Dividend	Gain
Underlying Funds	12/31/2010	at Cost*	from Sales	(Loss)	(Depreciation)	12/31/2011	Income	Distributions

Goldman Sachs Commodity Strategy Fund	85,242	4,941	(25,210)	1,280	(2,208)	64,045	1,659	—

Goldman Sachs Core Fixed Income Fund	—	47,141	(48,771)	1,630	—	—	507	—

Goldman Sachs Emerging Markets Debt Fund	18,475	9,314	(9,003)	760	(616)	18,930	798	129

Goldman Sachs Global Income Fund	111,491	96,929	(74,223)	1,051	790	136,038	2,436	—

Goldman Sachs High Yield Fund	25,985	8,946	(17,875)	991	(1,927)	16,120	1,350	113

Goldman Sachs International Real Estate Securities Fund	22,316	1,250	(6,472)	(4,814)	897	13,177	562	—

Goldman Sachs Large Cap Value Fund	73,022	14,752	(26,406)	2,062	(6,329)	57,101	869	—

Goldman Sachs Local Emerging Markets Debt Fund	19,536	4,852	(13,602)	98	(907)	9,977	754	32

Goldman Sachs Real Estate Securities Fund	21,121	792	(7,621)	1,728	(229)	15,791	349	—

Goldman Sachs Short Duration Government Fund	—	62,982	(40,212)	(118)	17	22,669	129	9

Goldman Sachs Strategic Growth Fund	75,477	18,089	(30,755)	2,697	(3,608)	61,900	328	—

Goldman Sachs Structured Emerging Markets Equity Fund	62,137	3,644	(39,898)	2,961	(9,690)	19,154	358	—

Goldman Sachs Structured International Equity Fund	415,411	97,013	(211,841)	(21,997)	(60,205)	218,381	12,691	—

Goldman Sachs Structured International Small Cap Fund	50,213	1,897	(17,435)	2,852	(8,626)	28,901	871	—

Goldman Sachs Structured Large Cap Growth Fund	176,794	39,567	(77,895)	811	6,093	145,370	1,984	—

Goldman Sachs Structured Large Cap Value Fund	169,910	30,642	(71,542)	(2,151)	6,715	133,574	2,621	—

Goldman Sachs Structured Small Cap Equity Fund	63,665	13,889	(45,806)	11,368	(11,271)	31,845	251	—

Total	1,390,795	456,640	(764,567)	1,209	(91,104)	992,973	28,517	283

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Income Strategies Portfolio
				Net	Change in
	Market			Realized	Unrealized	Market		Capital
	Value	Purchases	Proceeds	Gain	Appreciation	Value	Dividend	Gain
Underlying Funds	12/31/2010	at Cost*	from Sales	(Loss)	(Depreciation)	12/31/2011	Income	Distributions

Goldman Sachs Emerging Markets Debt Fund	2,207	2,669	(682)	(2)	12	4,204	175	42

Goldman Sachs Global Income Fund	2,709	4,173	(1,197)	(2)	99	5,782	96	—

Goldman Sachs Government Income Fund	357	622	(753)	4	18	248	9	11

Goldman Sachs High Yield Fund	4,603	3,144	(1,324)	(18)	(381)	6,024	444	58

Goldman Sachs International Equity Dividend and Premium Fund	5,444	4,909	(4,991)	(259)	(1,436)	3,667	244	224

Goldman Sachs International Real Estate Securities Fund	2,418	1,432	(624)	(70)	(639)	2,517	98	—

Goldman Sachs Investment Grade Credit Fund	2,307	1,662	(2,641)	186	(170)	1,344	100	76

Goldman Sachs Local Emerging Markets Debt Fund	2,325	2,208	(656)	(25)	(351)	3,501	161	10

Goldman Sachs Real Estate Securities Fund	983	543	(436)	131	(41)	1,180	23	—

Goldman Sachs U.S. Equity Dividend and Premium Fund	5,753	6,180	(4,661)	499	(364)	7,407	144	143

Goldman Sachs U.S. Mortgages Fund	542	667	(859)	13	10	373	16	—

Goldman Sachs Ultra-Short Duration Government Fund	810	2,611	(1,158)	(11)	(2)	2,250	11	—

Total	30,458	30,820	(19,982)	446	(3,245)	38,497	1,521	564

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Satellite Strategies Portfolio
				Net	Change in
	Market			Realized	Unrealized	Market		Capital
	Value	Purchases	Proceeds*	Gain	Appreciation	Value	Dividend	Gain
Underlying Funds	12/31/2010	at Cost	from Sales	(Loss)	(Depreciation)	12/31/2011	Income	Distributions

Goldman Sachs Commodity Strategy Fund	93,653	64,059	(43,275)	2,907	(4,032)	113,312	2,379	—

Goldman Sachs Emerging Markets Debt Fund	114,617	57,616	(13,314)	48	558	159,525	7,505	1,721

Goldman Sachs Emerging Markets Equity Fund	72,131	21,947	(51,813)	12,394	(21,204)	33,455	160	—

Goldman Sachs High Yield Floating Rate Fund	—	131,502	(10,565)	(352)	(2,716)	117,869	2,930	—

Goldman Sachs High Yield Fund	192,054	70,570	(71,355)	3,036	(13,788)	180,517	14,089	1,854

Goldman Sachs International Real Estate Securities Fund	68,714	30,889	(16,420)	25	(17,450)	65,758	2,405	—

Goldman Sachs International Small Cap Fund	84,909	20,522	(79,454)	19,566	(22,329)	23,214	523	—

Goldman Sachs Local Emerging Markets Debt Fund	123,931	48,358	(19,944)	(983)	(13,565)	137,797	6,946	440

Goldman Sachs Real Estate Securities Fund	50,200	38,792	(20,236)	2,946	773	72,475	1,146	—

Goldman Sachs Structured Emerging Markets Equity Fund	—	57,703	(5,852)	(1,138)	(9,679)	41,034	848	—

Goldman Sachs Structured International Small Cap Fund	—	72,832	(6,463)	(1,117)	(11,304)	53,948	1,561	—

Total	800,209	614,790	(338,691)	37,332	(114,736)	998,904	40,492	4,015

*	Includes reinvestment of distributions.

As of December 31, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of 77% of the outstanding Institutional Shares and 12% of the outstanding Class R Shares of the Income Strategies Portfolio.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the fiscal year ended December 31, 2011, were as follows:

Portfolio	Purchases	Sales

Balanced Strategy	$269,073,240	$399,858,195

Equity Growth Strategy	91,339,504	216,305,110

Growth and Income Strategy	541,192,123	993,236,887

Growth Strategy	429,511,153	764,567,030

Income Strategies	29,053,197	19,982,496

Satellite Strategies	574,561,229	338,691,043

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Distributions paid from:
Ordinary income	$10,486,511	$8,579,570	$25,266,922	$20,850,720	$1,428,060	$37,108,707
Net long-term capital gains	—	—	—	—	—	4,039,318

Total taxable distributions	$10,486,511	$8,579,570	$25,266,922	$20,850,720	$1,428,060	$41,148,025

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Distributions paid from ordinary income	$17,013,150	$8,899,981	$38,822,059	$28,501,485	$1,087,313	$37,168,323

As of December 31, 2011 the components of accumulated earnings (losses) on a tax basis were as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Undistributed ordinary income — net	$—	$198,323	$155,557	$193,290	$1,460	$—
Net long-term capital gains	—	—	—	—	—	3,686,714

Capital loss carryovers:(1)(2)
Expiring 2016	(2,311,724)	(46,668,527)	(142,648,691)	(144,662,145)	(734,769)	—
Expiring 2017	(35,254,587)	(109,415,161)	(358,977,420)	(372,899,651)	(111,832)	—
Expiring 2018	(29,917,437)	(76,608,179)	(187,607,636)	(181,275,105)	(1,112,940)	—
Perpetual Long-term	—	(38,993,626)	(34,832,475)	(81,040,644)	—	—

Total capital loss carryovers	$(67,483,748)	$(271,685,493)	$(724,066,222)	$(779,877,545)	$(1,959,541)	$—

Timing differences (Post October Loss Deferrals)	(4,308,186)	(8,090,135)	(6,942,075)	(6,698,390)	(4,095)	(83,886)
Unrealized losses — net	(19,027,588)	(63,277,683)	(59,238,325)	(98,017,964)	(2,505,182)	(82,538,325)

Total accumulated losses — net	$(90,819,522)	$(342,854,988)	$(790,091,065)	$(884,400,609)	$(4,467,358)	$(78,935,497)

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be limited under the Code. The Balanced Strategy, Income Strategies and Satellite Strategies Portfolios utilized $410,095, $427,555 and $24,138,751 respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2011

6. TAX INFORMATION (continued)

As of December 31, 2011, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Tax Cost	$624,231,284	$459,788,061	$1,284,958,663	$1,090,991,091	$41,001,919	$1,081,442,311

Gross unrealized gain	25,644,200	27,705,674	74,716,250	60,392,990	927,188	18,927,317
Gross unrealized loss	(44,671,788)	(90,983,357)	(133,954,575)	(158,410,954)	(3,432,370)	(101,465,642)

Net unrealized security loss	$(19,027,588)	$(63,277,683)	$(59,238,325)	$(98,017,964)	$(2,505,182)	$(82,538,325)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of return of capital distributions from Underlying Fund investments.
In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from dividend redesignations and differences related to the tax treatment of Underlying Fund investments.

		Accumulated	Undistributed
		Net	Net
	Paid-in	Realized	Investment
Portfolio	Capital	Gain (Loss)	Income (Loss)

Balanced Strategy	$(83)	$(25,635)	$25,718

Equity Growth Strategy	—	106	(106)

Growth and Income Strategy	—	(6,856)	6,856

Growth Strategy	—	(9,213)	9,213

Income Strategies	—	(156,924)	156,924

Satellite Strategies	—	(11,149)	11,149

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following;

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

7. OTHER RISKS (continued)

Liquidity Risk — An Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transaction defaults.
Investing in foreign markets by the Underlying Funds may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,678,877	$78,909,082	14,152,505	$138,949,894
Reinvestment of distributions	579,084	5,813,144	968,820	9,699,020
Shares converted from Class B(a)	68,216	689,234	84,386	832,417
Shares redeemed	(17,003,327)	(173,363,987)	(19,364,106)	(190,122,577)

	(8,677,150)	(87,952,527)	(4,158,395)	(40,641,246)

Class B Shares
Shares sold	141,499	1,448,725	228,440	2,247,802
Reinvestment of distributions	19,836	197,355	47,320	477,180
Shares converted to Class A(a)	(68,309)	(689,234)	(84,471)	(832,417)
Shares redeemed	(910,990)	(9,284,049)	(922,990)	(9,071,927)

	(817,964)	(8,327,203)	(731,701)	(7,179,362)

Class C Shares
Shares sold	1,266,983	12,938,195	2,171,287	21,355,139
Reinvestment of distributions	65,336	649,493	150,936	1,521,810
Shares redeemed	(4,125,584)	(42,192,346)	(4,993,326)	(49,114,919)

	(2,793,265)	(28,604,658)	(2,671,103)	(26,237,970)

Institutional Shares
Shares sold	5,176,544	53,014,552	6,177,768	61,272,502
Reinvestment of distributions	312,425	3,139,724	380,555	3,807,230
Shares redeemed	(4,536,608)	(46,456,518)	(6,701,258)	(66,031,556)

	952,361	9,697,758	(142,935)	(951,824)

Service Shares
Shares sold	57,140	584,417	147,720	1,457,803
Reinvestment of distributions	1,090	10,951	1,701	17,100
Shares redeemed	(196,249)	(2,017,482)	(145,438)	(1,424,425)

	(138,019)	(1,422,114)	3,983	50,478

Class IR Shares
Shares sold	88,042	884,965	99,598	992,275
Reinvestment of distributions	1,050	10,344	1,703	17,004
Shares redeemed	(88,392)	(916,006)	(29,085)	(281,475)

	700	(20,697)	72,216	727,804

Class R Shares
Shares sold	581,325	5,994,949	658,725	6,439,214
Reinvestment of distributions	10,626	105,736	9,935	99,624
Shares redeemed	(346,958)	(3,569,840)	(259,475)	(2,569,700)

	244,993	2,530,845	409,185	3,969,138

NET DECREASE	(11,228,344)	$(114,098,596)	(7,218,750)	$(70,262,982)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
December 31, 2011		December 31, 2010		December 31, 2011		December 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,194,746	$36,227,060	4,570,115	$47,234,819	10,314,157	$109,639,075	16,169,381	$160,843,201
459,340	4,703,646	435,395	4,924,319	1,542,900	15,797,670	2,399,750	24,676,074
82,128	909,893	86,081	907,991	104,899	1,085,641	150,579	1,508,165
(9,596,068)	(107,683,076)	(12,139,152)	(124,383,857)	(40,816,900)	(428,357,291)	(44,440,894)	(441,158,140)

(5,859,854)	(65,842,477)	(7,047,561)	(71,316,728)	(28,854,944)	(301,834,905)	(25,721,184)	(254,130,700)

27,359	295,911	33,358	343,319	141,808	1,506,054	246,882	2,478,646
28,363	280,229	25,976	283,381	89,958	906,621	144,621	1,503,038
(85,505)	(909,893)	(89,564)	(907,991)	(105,334)	(1,085,641)	(151,062)	(1,508,165)
(533,079)	(5,702,530)	(644,592)	(6,447,421)	(2,576,533)	(26,889,102)	(2,415,641)	(24,028,215)

(562,862)	(6,036,283)	(674,822)	(6,728,712)	(2,450,101)	(25,562,068)	(2,175,200)	(21,554,696)

993,075	10,719,920	1,643,429	16,272,872	1,923,326	20,246,366	3,510,174	34,828,403
149,775	1,472,288	130,271	1,414,741	273,271	2,745,059	434,071	4,497,607
(4,257,208)	(45,768,558)	(5,760,660)	(57,214,023)	(10,669,541)	(111,905,489)	(13,727,891)	(136,257,030)

(3,114,358)	(33,576,350)	(3,986,960)	(39,526,410)	(8,472,944)	(88,914,064)	(9,783,646)	(96,931,020)

1,046,202	12,087,638	1,463,749	15,402,112	3,266,691	34,532,474	5,526,850	54,878,085
124,083	1,283,013	99,014	1,132,719	334,480	3,438,639	378,842	3,893,576
(1,871,430)	(20,049,535)	(1,253,156)	(13,042,602)	(4,235,959)	(43,844,283)	(7,785,716)	(78,160,392)

(701,145)	(6,678,884)	309,607	3,492,229	(634,788)	(5,873,170)	(1,880,024)	(19,388,731)

28,347	321,370	100,886	1,027,576	89,498	918,964	124,139	1,237,507
1,546	15,686	1,442	16,152	2,939	29,965	4,174	43,017
(222,498)	(2,540,737)	(257,324)	(2,623,151)	(245,638)	(2,627,559)	(191,732)	(1,899,108)

(192,605)	(2,203,681)	(154,996)	(1,579,423)	(153,201)	(1,678,630)	(63,419)	(618,584)

39,546	417,436	31,695	324,034	170,189	1,733,984	20,126	193,510
1,573	15,955	1,038	11,630	2,993	29,836	547	5,595
(37,142)	(391,909)	(15,027)	(146,377)	(20,326)	(200,982)	(4,681)	(48,005)

3,977	41,482	17,706	189,287	152,856	1,562,838	15,992	151,100

178,336	2,030,630	428,976	4,285,289	244,975	2,607,344	322,978	3,198,054
11,143	113,322	7,555	84,920	7,873	79,640	5,919	61,287
(79,708)	(909,548)	(74,707)	(752,377)	(127,054)	(1,345,156)	(73,399)	(720,015)

109,771	1,234,404	361,824	3,617,832	125,794	1,341,828	255,498	2,539,326

(10,317,076)	$(113,061,789)	(11,175,202)	$(111,851,925)	(40,287,328)	$(420,958,171)	(39,351,983)	$(389,933,305)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,438,554	$69,600,551	9,574,073	$95,799,342
Reinvestment of distributions	1,277,391	12,607,899	1,576,778	16,918,784
Shares converted from Class B(a)	255,512	2,668,996	291,193	2,928,130
Shares redeemed	(24,371,143)	(260,070,996)	(29,386,135)	(292,915,425)

	(16,399,686)	(175,193,550)	(17,944,091)	(177,269,169)

Class B Shares
Shares sold	57,548	621,934	128,006	1,302,201
Reinvestment of distributions	84,555	839,627	115,555	1,245,680
Shares converted to Class A(a)	(255,452)	(2,668,996)	(291,155)	(2,928,130)
Shares redeemed	(1,991,598)	(21,227,134)	(2,458,687)	(24,684,295)

	(2,104,947)	(22,434,569)	(2,506,281)	(25,064,544)

Class C Shares
Shares sold	1,687,832	18,108,943	2,989,668	29,951,270
Reinvestment of distributions	303,187	2,983,364	406,931	4,346,019
Shares redeemed	(10,671,049)	(113,968,492)	(13,711,422)	(136,452,542)

	(8,680,030)	(92,876,185)	(10,314,823)	(102,155,253)

Institutional Shares
Shares sold	3,281,657	35,764,734	3,454,259	34,743,085
Reinvestment of distributions	254,761	2,514,495	269,188	2,893,774
Shares redeemed	(4,901,323)	(51,533,289)	(3,713,367)	(37,557,486)

	(1,364,905)	(13,254,060)	10,080	79,373

Service Shares
Shares sold	56,804	596,069	160,075	1,594,401
Reinvestment of distributions	3,492	34,363	4,762	50,951
Shares redeemed	(309,545)	(3,374,815)	(273,795)	(2,674,914)

	(249,249)	(2,744,383)	(108,958)	(1,029,562)

Class IR Shares
Shares sold	128,743	1,333,733	42,119	410,944
Reinvestment of distributions	3,903	38,092	1,632	17,345
Shares redeemed	(54,850)	(541,202)	(36,241)	(350,647)

	77,796	830,623	7,510	77,642

Class R Shares
Shares sold	169,289	1,799,391	323,979	3,109,743
Reinvestment of distributions	10,462	101,061	7,925	83,448
Shares redeemed	(62,769)	(654,298)	(113,589)	(1,120,823)

	116,982	1,246,154	218,315	2,072,368

NET INCREASE (DECREASE)	(28,604,039)	$(304,425,970)	(30,638,248)	$(303,289,145)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Income Strategies Portfolio				Satellite Strategies Portfolio

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
December 31, 2011		December 31, 2010		December 31, 2011		December 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,616,933	$13,941,291	958,197	$7,947,807	15,785,298	$124,917,700	17,975,682	$136,334,084
79,343	672,031	52,585	434,294	1,058,421	8,136,902	1,149,412	8,858,652
—	—	—	—	—	—	—	—
(1,084,217)	(9,132,759)	(706,277)	(5,704,876)	(16,370,793)	(127,777,216)	(10,254,730)	(75,605,260)

612,059	5,480,563	304,505	2,677,225	472,926	5,277,386	8,870,364	69,587,476

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

714,208	6,193,200	699,772	5,812,793	5,984,324	47,682,736	7,518,441	56,830,320
31,247	264,890	20,313	169,062	379,077	2,883,235	379,404	2,918,628
(373,749)	(3,186,443)	(361,229)	(2,986,990)	(3,190,126)	(24,749,311)	(2,031,128)	(15,154,853)

371,706	3,271,647	358,856	2,994,865	3,173,275	25,816,660	5,866,717	44,594,095

159,135	1,344,091	159,398	1,319,513	37,305,134	295,963,263	31,754,076	239,536,068
33,783	285,606	44,545	363,731	1,832,069	13,954,717	1,454,891	11,199,111
(79,770)	(687,491)	(536,431)	(4,206,920)	(14,907,951)	(116,991,254)	(10,603,716)	(79,307,754)

113,148	942,206	(332,488)	(2,523,676)	24,229,252	192,926,726	22,605,251	171,427,425

—	—	—	—	1,820,636	14,307,505	1,597,254	12,051,142
—	—	—	—	59,295	453,876	72,736	559,559
—	—	—	—	(863,072)	(6,638,692)	(388,817)	(2,956,652)

—	—	—	—	1,016,859	8,122,689	1,281,173	9,654,049

132,094	1,105,133	60,573	487,699	7,303,000	57,363,487	2,633,674	19,590,418
3,743	31,337	1,964	16,286	258,840	1,940,888	124,117	955,570
(48,948)	(406,596)	(5,244)	(42,960)	(2,090,234)	(16,021,615)	(1,109,887)	(8,021,525)

86,889	729,874	57,293	461,025	5,471,606	43,282,760	1,647,904	12,524,463

6,166	52,201	41,891	337,835	82,971	651,772	75,886	565,583
260	2,192	450	3,659	4,351	33,167	4,228	32,581
(1,506)	(13,336)	(38,294)	(303,585)	(68,475)	(524,938)	(5,964)	(44,340)

4,920	41,057	4,047	37,909	18,847	160,001	74,150	553,824

1,188,722	$10,465,347	392,213	$3,647,348	34,382,765	$275,586,222	40,345,559	$308,341,332

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fund of Funds Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Income Strategies Portfolio and Goldman Sachs Satellite Strategies Portfolio (collectively the “Fund of Funds Portfolios”), portfolios of Goldman Sachs Trust, at December 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund of Funds Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011, by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2012

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	7/1/11	12/31/11		12/31/11*	7/1/11	12/31/11		12/31/11*	7/1/11	12/31/11		12/31/11*
Class A
Actual	$1,000.00	$946.80		$2.90	$1,000.00	$873.10		$2.79	$1,000.00	$922.20		$2.86
Hypothetical 5% return	1,000.00	1,022.23	+	3.01	1,000.00	1,022.23	+	3.01	1,000.00	1,022.23	+	3.01

Class B
Actual	1,000.00	943.00		6.56	1,000.00	870.50		6.32	1,000.00	919.10		6.48
Hypothetical 5% return	1,000.00	1,018.45	+	6.82	1,000.00	1,018.45	+	6.82	1,000.00	1,018.45	+	6.82

Class C
Actual	1,000.00	943.10		6.56	1,000.00	870.00		6.32	1,000.00	919.70		6.48
Hypothetical 5% return	1,000.00	1,018.45	+	6.82	1,000.00	1,018.45	+	6.82	1,000.00	1,018.45	+	6.82

Institutional
Actual	1,000.00	948.80		0.93	1,000.00	874.90		0.90	1,000.00	925.40		0.92
Hypothetical 5% return	1,000.00	1,024.25	+	0.97	1,000.00	1,024.25	+	0.97	1,000.00	1,024.25	+	0.97

Service
Actual	1,000.00	946.30		3.38	1,000.00	873.10		3.26	1,000.00	922.60		3.34
Hypothetical 5% return	1,000.00	1,021.73	+	3.52	1,000.00	1,021.73	+	3.52	1,000.00	1,021.73	+	3.52

Class IR
Actual	1,000.00	948.20		1.67	1,000.00	874.50		1.61	1,000.00	923.60		1.65
Hypothetical 5% return	1,000.00	1,023.49	+	1.73	1,000.00	1,023.49	+	1.73	1,000.00	1,023.49	+	1.73

Class R
Actual	1,000.00	945.50		4.12	1,000.00	872.60		3.96	1,000.00	921.10		4.07
Hypothetical 5% return	1,000.00	1,020.97	+	4.28	1,000.00	1,020.97	+	4.28	1,000.00	1,020.97	+	4.28

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Fund Expenses — Six Month Period Ended December 31, 2011 (Unaudited) (continued)

	Growth Strategy Portfolio				Income Strategies Portfolio				Satellite Strategies Portfolio
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	7/1/11	12/31/11		12/31/11*	7/1/11	12/31/11		12/31/11*	7/1/11	12/31/11		12/31/11*
Class A
Actual	$1,000.00	$891.20		$2.81	$1,000.00	$940.60		$2.79	$1,000.00	$927.50		$2.77
Hypothetical 5% return	1,000.00	1,022.23	+	3.01	1,000.00	1,022.33	+	2.91	1,000.00	1,022.33	+	2.91

Class B
Actual	1,000.00	887.40		6.37	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.45	+	6.82	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000.00	887.50		6.38	1,000.00	937.30		6.45	1,000.00	924.80		6.40
Hypothetical 5% return	1,000.00	1,018.45	+	6.82	1,000.00	1,018.55	+	6.72	1,000.00	1,018.55	+	6.72

Institutional
Actual	1,000.00	892.50		0.91	1,000.00	942.40		0.83	1,000.00	929.40		0.83
Hypothetical 5% return	1,000.00	1,024.25	+	0.97	1,000.00	1,024.35	+	0.87	1,000.00	1,024.35	+	0.87

Service
Actual	1,000.00	890.00		3.29	N/A	N/A		N/A	1,000.00	926.90		3.25
Hypothetical 5% return	1,000.00	1,021.73	+	3.52	N/A	N/A		N/A	1,000.00	1,021.83	+	3.41

Class IR
Actual	1,000.00	892.10		1.62	1,000.00	942.80		1.57	1,000.00	928.20		1.56
Hypothetical 5% return	1,000.00	1,023.49	+	1.73	1,000.00	1,023.59	+	1.63	1,000.00	1,023.59	+	1.63

Class R
Actual	1,000.00	889.80		4.00	1,000.00	939.70		4.01	1,000.00	927.10		3.98
Hypothetical 5% return	1,000.00	1,020.97	+	4.28	1,000.00	1,021.07	+	4.18	1,000.00	1,021.07	+	4.18

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Balanced Strategy	0.59%	1.34%	1.34%	0.19%	0.69%	0.34%	0.84%
Equity Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth and Income Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Income Strategies	0.57	N/A	1.32	0.17	N/A	0.32	0.82
Satellite Strategies	0.57	N/A	1.32	0.17	0.67	0.32	0.82

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V Bonanno. Information is provided as of December 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2011, the Trust consisted of 90 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Goldman Sachs Fund of Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, 15.43%, 38.16%, 22.12%, 29.80%, 12.65%, and 0.09% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies, and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2011, 48.02%, 100%, 64.76%, 88.61%, 41.69% and 14.08% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Satellite Strategies Portfolio designates $4,039,318, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2011.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $705.8 billion in assets under management as of December 31, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. FFAR12/68324.MF.MED.TMPL / 2/2012/134K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,335,592	$2,051,975	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$107,725	Other attest services.

Tax Fees:

• PwC	$770,411	$706,270	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,333,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $806,411 and $813,995 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2011. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 2, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	March 2, 2012